Exhibit 10.52

EXECUTION COPY

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked

“[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

CONTRACT

BETWEEN

TERRESTAR NETWORKS INC.

AND

CONTRACTOR

FOR

DESIGN, DEVELOPMENT AND SUPPLY OF

SATELLITE BASE STATION SUBSYSTEM (S-BSS)

February 6, 2007

The attached Contract and the information contained therein are confidential and proprietary to TerreStar and Contractor and shall not be published or disclosed to any third party except as permitted by the Terms and Conditions of this Contract.

i

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

PREAMBLE

This Contract for Design, Development and Supply of Satellite Base Station Subsystem (S-BSS) is a contract (the “Contract”) between Hughes Network Systems, LLC (hereinafter referred to as the “Contractor”) with its principal place of business at 11717 Exploration Lane, Germantown, Maryland, 20876, and TerreStar Networks Inc., a corporation organized under the laws of Delaware with its principal place of business at One Discovery Square, Suite 600, 12010 Sunrise Valley Drive, Reston, Virginia 20190 (hereinafter referred to as “TerreStar”). As used herein, Contractor and TerreStar may each be referred to individually as a “Party” and collectively as the “Parties.”

The effective date of this Contract (“EDC”) is February 6, 2007.

Capitalized terms shall have the meaning ascribed to them below, in the Exhibits, or in the Glossary attached at Attachment 1, as the case may be.

RECITALS

WHEREAS, TerreStar has been licensed by the U.S. Federal Communications Commission (“FCC”) to construct, launch and operate a communications system to be utilized by TerreStar to provide mobile satellite services, that is comprised of the space-based network, the ancillary terrestrial component (“ATC”) system, and mobile terminals (“MTs”) (collectively, the “TerreStar Network”);

WHEREAS, TerreStar has contracted with a third party vendor to provide much of the space segment components of the TerreStar Network; and

WHEREAS, Contractor desires to design, develop and furnish, and TerreStar desires to procure from Contractor, the ground-based satellite base station subsystem (“S-BSS”) components of the space-segment of the TerreStar Network and associated services, as more fully described in this Contract.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and intending to be legally bound, the Parties agree as follows:

Article 1.	Scope of Work

A. Provision of Services and Materials. Contractor shall design, develop, provide, manufacture, transport, assemble, configure, install and deliver the turn-key S-BSS (in the quantities specified in Exhibit A), the test-bed facilities, simulators and all other related Deliverable Items (as defined in Article 2.A), and shall perform the services set forth in this Contract (“Services”), including any Services not specifically described in this Contract or the attached exhibits that are required or appropriate for the proper performance and provision of the Services and Deliverable Items hereunder (collectively, the Services and the Deliverable Items constitute the “Work”), all in accordance with this Contract, including the following exhibits, which are attached hereto (or incorporated by reference) and made a part hereof:

(1)	Exhibit A – Statement of Work;

(2)	Exhibit B – Satellite Base Station Subsystem (S-BSS) Functional Specifications;

(3)	Exhibit C – Price and Payment Milestone Schedule;

(4)	Exhibit D – Options;

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B. Entire Agreement. The Contract, including all Attachments and Exhibits hereto, sets out the requirements to be performed by Contractor to implement the Work.

C. Coordination with TerreStar Network. As part of the Work, Contractor shall coordinate and cooperate, in good faith as reasonably required, with other participants in the development and operation of the TerreStar Network, including agents, consultants, subcontractors, and third party suppliers of either Party to accomplish the Work and to support the development and implementation of a fully functional TerreStar Network or any portion thereof. If at any time Contractor becomes aware of any material information which differs from that provided to Contractor by TerreStar, or that would otherwise impact the Work or the integration of the S-BSS with the TerreStar Network, Contractor shall promptly notify TerreStar of such difference.

Article 2.	Delivery by Contractor

A. Deliverable Items. Subject to the other terms and conditions of this Contract, Contractor shall deliver to TerreStar the turn-key S-BSS (in the quantities specified in Exhibit A), the test-bed facilities, simulators and all other related hardware, software and other items to be delivered by Contractor pursuant to this Contract (collectively, “Deliverable Items”) all as further described in Exhibits A and B.

B. Delivery Location. Contractor shall deliver all Deliverable Items to the delivery location(s) set forth in Exhibit A hereto, or such other location identified by TerreStar, all in accordance with Article 3 and Exhibits A, B and C.

Article 3.	Performance Schedule

A. Milestones. Contractor shall perform the Work in accordance with the “Milestone Schedule” set forth in Exhibit A (the “Milestone Schedule”) and all other applicable scheduling requirements.

B. Liquidated Damages. Contractor acknowledges that time is of the essence with respect to the Milestone Schedule and timely delivery of the Work, and that if Contractor fails to meet the Key Milestone by [***], TerreStar may incur substantial damages that will be difficult to calculate. If Contractor fails to complete the Key Milestone by [***], then Contractor shall pay liquidated damages in accordance with Article 18.

C. Recovery Plan. If Contractor fails to meet a Milestone Schedule date, or Contractor fails to make sufficient progress such that TerreStar has a reasonable basis to believe that Contractor will fail to meet a Milestone Schedule date, Contractor shall develop and submit a recovery plan within ten (10) calendar days of TerreStar’s request, demonstrating its ability to complete its obligations by the applicable Milestone Schedule date, or specifying a date by which such obligations can be completed shortly thereafter.

Article 4.	Price

A. Firm Fixed Price. The total amount payable by TerreStar hereunder shall be a firm fixed price for the total amount set forth in Exhibit C, in United States Dollars (“Purchase Price”). The Purchase Price may be amended from time to time in accordance with Article 25. Except as otherwise expressly set forth in this Contract, the Purchase Price is a firm fixed price that is not subject to any escalation or adjustment or revision, and includes performance of all Work specified in this Contract and the fulfillment of all other obligations and responsibilities to be fulfilled by Contractor hereunder.

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B. [***]

Article 5.	Acceptance

A. General. All Work to be provided by Contractor under this Contract shall be subject to acceptance by TerreStar in accordance with this Article 5 and applicable sections of Exhibit A.

B. Acceptance.

Provisional Acceptance Testing shall be conducted during the Operational Verification Phase for Release 1, once Contractor has completed all prerequisite Work to be performed under this Contract with respect to Release 1 and prior Releases, and has successfully achieved all previous Milestones for Release 1 and prior Releases through the end of the Technical Verification Phase (including successful completion of the “Technical Verification Review” Milestone for Release 1 (as described in Exhibit A)). If at any time TerreStar places the TerreStar Network (including the S-BSS) into commercial revenue-generating operation prior to TerreStar having granted Provisional Acceptance, then Provisional Acceptance shall be deemed to have occurred.

Final Acceptance Testing shall be conducted during the Operational Verification Phase for Release 2, once Contractor has completed all prerequisite Work to be performed under this Contract with respect to Release 2 and prior Releases, and has successfully achieved all previous Milestones for Release 2 and prior Releases through the end of the Technical Verification Phase (including successful completion of the “Technical Verification Review” Milestone for Release 2 (as described in Exhibit A)).

Contractor shall also be responsible to obtain any required “Type Approvals” from the FCC or other applicable regulatory agencies for the Deliverable Items provided in connection with the applicable Release, and part of the applicable Acceptance Testing process will include confirmation that Contractor has obtained all such required “Type Approvals.” TerreStar shall conduct Acceptance Testing in accordance with the applicable testing procedures specified in Exhibit A hereto. Contractor shall support TerreStar in all phases of Acceptance Testing, in accordance with Exhibit A hereto. Following completion of the applicable Acceptance Testing, Contractor shall provide TerreStar with a written report specifying the tests that were performed, whether the tests were successfully completed, and identifying any problems, defects or anomalies that were identified through such testing. TerreStar shall notify Contractor of its acceptance or rejection of the applicable Work within fifteen (15) Business Days after completion of the applicable Acceptance Testing and receipt of Contractor’s report. Should TerreStar not respond to a the aforementioned written report submitted by Contractor for approval of the relevant Acceptance test within 15 business days, the relevant Acceptance event for the applicable Release shall be deemed to have occurred. In the event of rejection of the Work due to failure of the Work to meet the Specifications and/or the other requirements of this Contract with respect to the applicable Release, Contractor shall promptly correct the Work and shall re-deliver the corrected Work to TerreStar, and such Work shall be subject to further testing to verify that the problems have been corrected. The preceding process shall be repeated as necessary until all such problems have been corrected at which time, TerreStar shall accept the Work associated with such Release in writing.

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Notwithstanding the foregoing, nothing herein shall limit TerreStar’s rights to pursue its available remedies (including any right to terminate this Contract for cause) in the event that the Work is not accepted for any reason or is not accepted by the dates scheduled herein.

C. Rejection. TerreStar must include in any notice of rejection of the Work sent to Contractor a description in reasonable detail as to why the Work is not in compliance with the Specifications and the other requirements of this Contract.

Article 6.	Taxes and Duties

A. “Included Taxes” means any Taxes other than Excluded Taxes. Included Taxes shall be included in the Purchase Price.

B. “Taxes” means any tax, duty or similar liability imposed by any governmental agency (including interest, fines, penalties, or additions attributable or imposed on or with respect to any such taxes, duties and similar liabilities).

C. The Purchase Price includes all U.S. and foreign income and employment Taxes levied directly by any taxing authority related to Contractor (or its subcontractors’) performance of this Contract, including the installation, test, and delivery of the Deliverable Items. To the extent that Canadian tax law requires TerreStar to withhold, and remit to a Canadian governmental agency on HNS’s behalf, a portion of the payment of the Purchase Price for income tax withholding imposed on HNS related to the Work performed in Canada (the “105 Withholding”), TerreStar shall withhold such 105 Withholding and not be required to “gross up” or otherwise reimburse HNS for the amount of such 105 Withholding, provided however, if applicable, TerreStar agrees to reduce the 105 Withholding in accordance with a waiver (“105 Waiver”) issued by the Canada Revenue Agency, in respect of payments that are subject to 105 Withholding that are made following TerreStar ‘s receipt of such 105 Waiver.

D. “Excluded Taxes” means any Taxes described as excluded from the Purchase Price or for which TerreStar is otherwise responsible in this Article 6.

E. The Purchase Price shall not include, and TerreStar shall be responsible for paying, either directly to the governmental agency or as billed by Contractor:

(1)	any and all consumption Taxes imposed on the sale, delivery and installation of the Deliverable Items (“Consumption Taxes”) by any United States federal, state, or local government, and

(2)	any and all Consumption Taxes imposed by any Canadian federal or provincial government with respect to this contract, (including, if applicable, Canadian GST, HST and/or PST).

F. All Taxes billed by Contractor shall be separately stated on the applicable invoice.

G. TerreStar shall withhold any Taxes from payments to Contractor as required by law.

H. The Parties shall cooperate to minimize all Taxes, including but not limited to the following:

(1)

Contractor will take all steps within its control that are necessary to ensure that all applicable exemptions and tax credits in respect of the Deliverable Items are available to TerreStar, and Contractor will cause any subcontractor to also take all such steps, and

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(2)

TerreStar will take all steps within its control and not otherwise available to Contractor that are necessary to ensure that all applicable exemptions and tax credits in respect of the Deliverable Items are available to Contractor.

I. Subject to the indemnification procedures set forth in Article 15.C, in the event any governmental or taxing authority imposes or assesses Taxes against a Party hereto for which the other Party is responsible pursuant to this Article 6, the responsible Party shall indemnify the other Party for Taxes paid by the Party entitled to indemnification and shall reimburse such Party for related costs of defense (whether or not such Party actually pays the subject Taxes). The Party that is assessed will take all reasonable steps to defend any such assessment. The responsible Party will be entitled to be promptly notified of any assessment and to all reasonable information related to the assessment of Taxes, and, at its option and expense, may assume control of any defense or submission in respect of the assessed Taxes.

J. The Parties agree to designate herein the value of the goods delivered to, and the services performed in, Canada as soon as reasonably practicable.

Article 7.	Payment Terms

A. Payment Schedule. For each Milestone, TerreStar shall make the milestone payment, to the account specified by Contractor, associated with such Milestone (as set forth in Exhibit C), if any, once TerreStar has performed any applicable testing and has confirmed that Contractor has successfully completed all of the Work associated with such Milestone.

B. Milestone Payments. Contractor shall submit an invoice to TerreStar once TerreStar has confirmed in writing that the Work associated with such Milestone has been successfully completed. Each invoice shall contain or be accompanied by a written certification from Contractor that the Milestone has been completed and confirmed by TerreStar.

C. Payment Conditions. Subject to Article 7.D below, TerreStar shall pay each undisputed invoiced amount within thirty (30) days after TerreStar receives the invoice and certification; provided, however, that if TerreStar reasonably concludes that the requirements for the applicable Milestone have not been fulfilled, then TerreStar shall so notify Contractor in writing, including a description of TerreStar’s basis for asserting that the Milestone has not been fulfilled. In such event the applicable payment shall not become due until thirty (30) days after TerreStar has determined that the requirements for such Milestone have been fulfilled.

D. No Early Payments. TerreStar shall not be obligated to make any Milestone payment to Contractor in advance of the payment due date set forth in Exhibit C if Contractor completes the Milestone in advance of such date.

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E. Invoices. All invoices required to be delivered by Contractor hereunder shall be submitted by facsimile and overnight courier to TerreStar (original and one (1) copy), including supporting documentation and data at the following address:

TerreStar Networks Inc.
Attn.:	[***]
[***]
12010 Sunset Hills Road, Sixth Floor
Reston, VA 20190
Tel: [***]
Fax: [***]

With a copy to:

TerreStar Networks Inc.
Attn.:	[***]
[***]
12010 Sunset Hills Road, Sixth Floor
Reston, VA 20190
Tel: [***]
Fax: [***]

or to such other address as TerreStar may specify in writing to Contractor.

F. Set Off. TerreStar may set off any sums due to Contractor under the Contract against any other sums owed to TerreStar by Contractor under this Contract. To the extent not otherwise set off, any liquidated damages or other amounts owed to TerreStar by Contractor shall be due and payable within thirty (30) days after Contractor’s receipt of TerreStar’s invoice therefor.

G. Disputed Payments. TerreStar may withhold payment of any portion of any invoiced amount it disputes in good faith. If TerreStar elects to do so, TerreStar will notify Contractor of such dispute prior to the original payment due date, with such notice specifying the reasons for the dispute. Failure of TerreStar to withhold payment or to make any such notification shall not be deemed a waiver of TerreStar’s right to dispute any invoiced amount at any time subsequent to the applicable due date.

H. Late Payments. In the event either Party fails to pay an undisputed amount within thirty (30) days after the applicable due date specified in Exhibit C (or after any other applicable due date), the other Party shall be entitled to interest at the rate of LIBOR (90 day rate) + 300 basis points per annum (the “Late Payment Interest Rate”) on the unpaid balance of the undisputed payment from and after the due date until such amount is paid.

Article 8.	Contractor Deliverables, Title and Assumption of Risk

A. Title. Title to all Deliverable Items shall pass to TerreStar upon Provisional Acceptance. Contractor warrants to TerreStar that it has and will deliver good title to all Deliverable Items, free from any claim, lien, pledge, mortgage, security interest, or other encumbrances, including, but not by way of limitation, those arising out of the performance of the Work.

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B. Risk of Loss. With respect to each such Deliverable Item, Contractor shall bear the risk of loss or damage up to and including the date of Provisional Acceptance. After Provisional Acceptance, TerreStar shall bear the risk of loss or damage, save for any loss or damage caused by Contractor or any of its Subcontractors.

C. Intellectual Property Rights Exception. Notwithstanding the passing of title of documents and reports, the Parties’ rights to use the information contained therein shall be subject to Article 13.

Article 9.	Warranty and Support

A. Mutual Warranties of Organization; Good Standing, Qualification and Authorization. Each Party represents and warrants that:

(1) it is a validly existing corporation in good standing under the laws of the jurisdiction in which it was incorporated;

(2) it is duly qualified and in good standing to do business in all jurisdictions in which the business conducted (or to be conducted) by it makes such qualification necessary, except for those jurisdictions where the failure to be so duly qualified will not have a material adverse effect on its business or the performance of its obligations under the Contract;

(3) it has full corporate power and authority to enter into the Contract and to perform its obligations hereunder;

(4) the Contract has been duly and validly executed and delivered by such Party and constitutes a valid and legally binding obligation of such Party; and

(5) the execution and performance of the Contract does not and will not violate any other contract, obligation or instrument to which it is a party, or which is binding upon it, including without limitation terms relating to covenants not to compete, Intellectual Property ownership provisions, and confidentiality obligations.

B. Contractor Warranties. Notwithstanding any prior inspection or acceptance by TerreStar, Contractor warrants that:

(1) All Deliverable Items, including without limitation deliverable equipment and software, shall be new, and not refurbished or remanufactured, when first delivered to TerreStar and, without limiting Article 9.J, a shall be free from any defects in materials, workmanship and design through the Warranty Period and shall conform to the Specifications set forth in this Contract and Exhibit B hereto;

(2) All Services shall be performed in a skillful and workmanlike manner consistent with the best practices of the industry and in compliance with Exhibits A and B and any applicable Specifications; and

(3) The Work shall conform to the requirements specified in this Contract, including the Exhibits hereto.

C. Non-Conformance or Defect. In the event of defective or non-conforming Work, whether equipment, Services, software, reports or otherwise, TerreStar shall have the remedies set forth below. TerreStar shall notify Contractor in writing during the Warranty Period (as defined in Article 9.D), that

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the Work is non-conforming. The notice shall identify those particulars in which the Work fails to conform.

(1) Non-Conformance or Defect. Any non-conformance or defect discovered in a Deliverable Item notified to Contractor during the Warranty Period shall be remedied by Contractor at Contractor’s expense by repair or replacement of the defective component (at Contractor’s election). For any such Deliverable Item, Contractor shall determine if correction, repair or replacement is required to be performed at Contractor’s plant. If required, TerreStar shall ship to Contractor’s designated facility any such Deliverable Item in accordance with Article 9.C(2). If returning a component for repair is not commercially practical, Contractor shall repair the defective component on site, at Contractor’s expense, including travel expenses. If Contractor is required to repair a particular component or subassembly of any Deliverable Item more than three (3) times in any rolling twelve (12)-month period, Contractor shall replace such defective component or subassembly in its entirety at no additional charge. Contractor shall promptly re-perform any non-conforming Services brought to Contractor’s attention during the Warranty Period at Contractor’s expense. If Contractor does not correct or replace a defective Deliverable Item or re-perform non-conforming Services, in either case, within ten (10) days after notification from TerreStar (which shall be extended to a thirty (30) day cure period if such repair or replacement is not feasible within the ten (10) day period, provided that Vendor makes substantial progress in remedying the defect within the ten (10) day period), or if Contractor fails to do so effectively, TerreStar may have the correction or replacement or re-performance undertaken by a third party, in which case Contractor shall reimburse TerreStar for all direct reprocurement costs reasonably and actually incurred by TerreStar.

(2) Return Shipping. Contractor shall be responsible for the cost of shipment (including transportation, transit insurance, taxes and duties) of any such Deliverable Item to Contractor’s facility, and the cost of packing and return shipment (including transportation and transit insurance) of any such Deliverable Item, once repaired or replaced, to TerreStar at the location designated by TerreStar. Risk of loss for such Deliverable Item shall transfer to Contractor upon delivery by TerreStar of such Deliverable Item to the shipping carrier, and risk of loss shall transfer back to TerreStar for any such Deliverable Item once properly re-installed on-site at the applicable S-BSS location.

(3) TerreStar’s Election. TerreStar may elect not to have the defective or non-conforming Work corrected, re-performed or replaced, in which case the Parties shall in good faith negotiate an equitable reduction in the price and, to the extent TerreStar has already made payments in excess of the reduced price, Contractor shall promptly refund that amount.

D. Warranty Period. With respect to each Deliverable Item or Service , these warranty and support obligations shall run for a period of one (1) year from the completion of Technical Verification Review for Release 2 (the “Warranty Period”). Notwithstanding the preceding, as part of the Services included in the Purchase Price, Contractor shall remedy any problems or defects in Release 1 that arise between Provisional Acceptance and Final Acceptance.

E. Title and Risk of Loss of Replacements. Any corrections or replacements made pursuant to this Article 9 shall be subject to Article 8.A. With respect to any Deliverable Item that is corrected or replaced, the Warranty Period specified in this Article shall be suspended from the date of notification of the defect by TerreStar and shall recommence upon the date of satisfactory completion and delivery of the correction or replacement for the unexpired portion of the Warranty Period (as extended by an amount equal to the duration of the suspension). Where such correction or replacement renders the Deliverable Item or any part thereof non-functional, the Warranty Period shall be similarly extended for the Deliverable Item or any part thereof.

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F. Spare Parts. Contractor shall provide TerreStar with a plan for obtaining and maintaining spare parts, including a list of all mission-critical replacement level parts. Such plan shall take into account both the delivery times for limited source and long-lead items. Such plan shall be subject to TerreStar’s review and approval. During the Warranty Period, Contractor shall maintain and replenish a spare parts inventory in accordance with such plan at Contractor’s expense. At the end of the Warranty Period, the spare parts inventory shall be fully-replenished by Contractor at its expense. After the Warranty Period, and for a period of seven (7) years from Final Acceptance, at TerreStar’s request, Contractor shall sell additional spare parts (those not included in the then-current replenished spare parts inventory) to TerreStar and/or its service providers on commercially reasonable terms and prices. Any other item, component or part supplied as a spare part by Contractor shall be warranted in accordance with this Article for a period of one (1) year from the later of (i) the date of delivery to TerreStar or (ii) the end of the Warranty Period. If required, Contractor shall assist TerreStar to transition responsibility for sourcing spare parts for the S-BSS after the end of such seven (7)-year period.

G. Software Warranty. In addition to the general warranty obligations set forth above, throughout the Warranty Period, Contractor shall correct all software errors and bugs, and provide any patches and updates to bring the software in conformance with Exhibit A and any applicable Specifications (collectively, “Software Corrections”), and Contractor shall make all upgrades, enhancements and releases of the software (collectively, “Software Updates”) available to TerreStar at no additional charge during the Warranty Period, and thereafter at a commercially reasonable price. Such Software Corrections and Software Updates shall be tested to TerreStar’s satisfaction prior to release.

H. No Virus. Contractor warrants that no code, device or routine (including, without limitation, time bombs, back doors or drop dead devices) that would have the effect of disabling or otherwise shutting down all or any portion of any software comprising any portion of any Deliverable Item (“Viruses”) is coded or introduced into any Deliverable Item any time prior to Final Acceptance (unless TerreStar expressly authorizes the inclusion of a disabling code). If a Virus is present in any portion of any Deliverable Item prior to or during the Warranty period and it is determined that the introduction of the Virus was attributable to Contractor, Contractor shall assist TerreStar in removing or reducing the effects of the Virus, and assist TerreStar with mitigating and restoring any such losses of operational efficiency or data that arise as a result of the Virus, all at Contractor’s expense. In no event shall Contractor invoke any Virus or disabling code at any time, including upon expiration or termination of the Contract (in whole or in part) for any reason, without TerreStar’s prior written consent.

I. Deliverable Data and Documentation. Contractor warrants that each item of data and documentation delivered under the Contract shall be complete, correct and up to date, and shall otherwise conform to the requirements of this Contract. Contractor shall provide a correction to any data and documentation when Contractor is notified or otherwise becomes aware of any such defect.

J. Latent Defects. Contractor further warrants the Deliverable Items against Latent Defects for a period of four (4) years after the applicable Warranty Period.

K. Title. Contractor represents and warrants it shall provide good and salable in-commerce title to all Deliverable Items, free and clear of any liens, security interest, claims or any other encumbrances of any kind, at the time title passes to TerreStar pursuant to Article 8 hereof.

L. Intellectual Property. Contractor represents and warrants that as of EDC, Contractor is not aware of any claim that the Work or any Intellectual Property owned or supplied by Contractor utilized or incorporated in any Deliverable Item or the manufacture of any Deliverable Item infringes any Intellectual Property Right of any third party. This warranty shall continue for the operating life of the S-

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BSS. TerreStar shall not be required to pay any license fees or royalties apart from those included in the Purchase Price for use of any Intellectual Property utilized or incorporated in any Deliverable Item or the manufacture of any Deliverable Item.

M. Expeditious Remediation. Contractor shall perform its obligation under this Article in an expeditious manner so as to minimize any interruption or risk of interruption to the functioning of the TerreStar Network, and Contractor shall take all such actions as are required to restore functionality to the S-BSS so that it complies with the Specifications set forth in this Contract and Exhibit B hereto.

N. Pass-Through Warranties. Without limiting Contractor’s warranty obligations, to the extent that Contractor has been given the right within its agreements, Contractor shall pass through to TerreStar the benefits of any warranties to which Contractor is entitled to by virtue of Contractor’s purchase of S-BSS equipment, software, supplies or services from the manufacturers, subcontractors, suppliers, lessors or licensors of such items.

O. Limitation. EXCEPT WITH RESPECT TO ARTICLES 9.K AND 9.L, THE RIGHTS AND REMEDIES OF TERRESTAR PROVIDED IN THIS ARTICLE 9 SHALL BE THE SOLE AND EXCLUSIVE REMEDY, EXPRESS OR IMPLIED, WHETHER PURSUANT TO THIS CONTRACT OR OTHERWISE, WITH RESPECT TO THIS ARTICLE 9.

P. Disclaimer. EXCEPT AS SPECIFICALLY SET FORTH IN THIS CONTRACT, CONTRACTOR NEITHER MAKES NOR ASSUMES ANY LIABILITY UNDER ANY WARRANTIES (WHETHER EXPRESS, IMPLIED, OR STATUTORY) ON OR WITH RESPECT TO CONTRACTOR DELIVERABLE ITEMS AND SERVICES TO BE PROVIDED UNDER THIS CONTRACT, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED CONDITIONS OR WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE. The limited warranties set forth in this Article 9 will not apply with respect to (i) equipment that has been subject to unauthorized alteration, modification, or repair; (ii) defects or failures resulting from improper handling, storage, operation, interconnection, or installation; (iii) failure to continually provide a suitable installation and operational environment; or (iv) any other cause beyond the range of normal usage for the equipment (except, in all of the foregoing cases, when caused by Contractor, Contractor subcontractors or Contractor agents).

Q. Quality Assurance. Within three (3) months after EDC, the Parties shall develop and agree upon a written quality assurance program and procedure that will apply to this Contract (“the Quality Assurance Program”). Contractor shall maintain compliance with the ISO 9001 series approach to quality in the performance of all of its obligations under the Contract. If Contractor fails to either implement or follow the Quality Assurance Program, TerreStar may, in its discretion, suspend Contractor’s production and other activities until the date when the Quality Assurance Program is properly implemented and followed. Contractor’s work stoppage pursuant to this Article 9.Q shall not relieve Contractor of its obligation to comply with the Milestone Schedule and other scheduling requirements in this Contract.

R. Post-Warranty Support. Contractor shall use commercially reasonable efforts to ensure that post-warranty hardware and software support may be procured from Contractor for the S-BSS, on commercially reasonable terms and pricing, for a period of seven (7) years from Final Acceptance.

S. Source Code. Contractor shall place the source code of any software licensed to TerreStar or used in the operations and maintenance of the S-BSS in escrow for release to TerreStar or its designee upon the occurrence of certain agreed upon events, including the failure of Contractor to maintain and support the software as set forth in the Contract, discontinuance of maintenance and support for the

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software or the insolvency or bankruptcy of Contractor or termination of this Contract by TerreStar for Contractor default in accordance with Section 19.A. TerreStar shall be responsible for its allocable share of all fees charged by the escrow agent in setting up and maintaining the escrow account.

Article 10.	Personnel and Key Personnel

A. Personnel Qualifications. Contractor shall ensure that its personnel (including Subcontractor personnel) are fully qualified and have in place all the research, development, manufacturing, technological and management skills necessary to perform the Work. If TerreStar, in good faith determines that the continued assignment of any Contractor personnel is not in TerreStar’s best interest, then TerreStar shall provide Contractor written notice to that effect requesting that such personnel be replaced. Promptly after receipt of such request, Contractor shall investigate the matters stated in the request and discuss its findings with TerreStar. If TerreStar still requests replacement of the personnel, Contractor shall so replace such personnel with an individual satisfactory to TerreStar.

B. Minimizing Turn-Over Rate. Contractor shall use best reasonable efforts to retain the same personnel on TerreStar’s program for the duration of Contractor’s performance of this Contract. The Parties both agree that it is in their best interests to maintain a low turnover rate of Contractor personnel. If TerreStar determines that Contractor personnel turnover rate is excessive, TerreStar shall notify Contractor, and the Parties shall meet to discuss the general reasons for the turnover rate, and if applicable, the Parties shall mutually agree on a program to reduce the turnover rate to an acceptable level. In no event, however, shall such turnover rate affect Contractor’s obligations to perform under the Contract.

C. Key Personnel. Key personnel (“Key Personnel”) shall be the personnel filling the following or equivalent positions:

(1)	Contractor Program Manager; [***]

(2)	Engineering Manager; [***]

D. Assignment of Key Personnel.

(1) Qualifications. Contractor will assign individuals from within Contractor’s organization to the Key Personnel positions to carry out the Work. Key Personnel will be familiar with programs similar to TerreStar’s program.

(2) Review and Approval. Prior to their assignment, Contractor shall submit a list of dedicated Key Personnel and their respective assignments within the TerreStar program, along with a resume of such key personnel and any other information reasonably requested by TerreStar necessary for evaluating the qualifications of such Key Personnel. If TerreStar in good faith objects to the qualifications of the proposed individual within fifteen (15) Business Days after being notified thereof, then Contractor agrees to discuss such objections with TerreStar and attempt to resolve such concerns on a mutually agreeable basis or, if unable to resolve the matter, Contractor shall select another candidate acceptable to TerreStar. Contractor shall not assign any individual rejected by TerreStar to the TerreStar program.

Should the individuals filling the positions of Key Personnel leave such positions for whatever reason, Contractor shall follow the procedures set forth in this Article 10 to select replacement personnel and shall provide TerreStar with a proposed transition plan for such replacement.

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(3) Commitment to Program. Key Personnel shall not be removed from the TerreStar program without TerreStar’s prior written consent (except in the event such person is no longer employed by Contractor). Contractor shall, to the extent possible, notify TerreStar of its intent to replace any Key Personnel, and shall provide TerreStar with its proposed replacement Key Personnel and a proposed transition plan, both subject to TerreStar’s approval.

E. Program Managers. Each Party shall appoint an executive to act as program manager having the primary responsibility for performance of its company’s obligations hereunder and for managing the relationship between the Parties (the “Contractor Program Manager” or the “TerreStar Program Manager”, as the case may be). Each Party also shall identify a primary contact who shall serve as the point of contact for all day-to-day and operational issues.

Article 11.	Major Subcontracts

A. Selection of Major Subcontractors. Selection and engagement of any Major Subcontractor, whether as an initial selection or as a replacement selection, shall be subject to TerreStar’s prior written approval, not to be unreasonably withheld. Contractor shall provide TerreStar with a copy of the full text of any agreement of any Major Subcontract (including technical content but excluding price and payment schedule) promptly upon execution thereof. Contractor shall be fully responsible for the acts and omissions of any Subcontractor hereunder.

TerreStar’s approval of any Major Subcontractor or subcontractor shall not relieve Contractor from any obligations or responsibilities under this Contract.

B. Step-In Payment Rights. Contractor shall notify TerreStar within five (5) Business Days of it becoming aware of the occurrence of an event that with or without the passage of time or the giving of notice, or both, would give rise to a right of termination or a right to receive damages or a payment of penalties under any of Contractor’s Major Subcontracts that Contractor is not then disputing, in good faith, with such Major Subcontractor (a “Subcontractor Default”). TerreStar shall have the right (but not the obligation) to cure any such Subcontractor Default, including by making any payment due thereunder. The Purchase Price shall be reduced by the amount of the cost to cure such Subcontractor Default paid by TerreStar pursuant to the preceding sentence. Such reduction in the Purchase Price shall be applied against and used to reduce the next payment due to Contractor under the Milestone Schedule (which shall be adjusted accordingly). No action on the part of TerreStar under this Article shall relieve Contractor from any obligations or responsibilities under this Contract or the Major Subcontract.

C. No Privity of Contract. Nothing in this Contract shall be construed as creating any contractual relationship between TerreStar and any Major Subcontractor or subcontractor. Contractor is fully responsible to TerreStar for the acts or omissions of Major Subcontractors and subcontractors and all persons used by Contractor or a Major Subcontractor or subcontractor in connection with performance of the Work. Any failure by a Major Subcontractor or subcontractor to meet its obligations to Contractor shall not constitute a Force Majeure Event, except as provided in Article 19, and shall not relieve Contractor from meeting any of its obligations under this Contract.

Article 12.	Access to Works in Process

A. General. Subject to Article 22, Contractor shall afford TerreStar with full and complete access, during normal working hours and subject to TerreStar providing Contractor with reasonable advance notice, to the Work and all work-in-process (including any associated raw materials, works-in-process and partially finished goods) (collectively, “Works-in-Process”) to be provided to TerreStar under this

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Contract. In the event Contractor becomes aware that the access to the Work and Works-in-Process provided under this Contract is otherwise, Contractor shall promptly remedy that situation.

B. Works-in-Process at Contractor’s Facility. Subject to Article 22 and compliance with Contractor’s normal and customary safety and security policies and procedures (as enforced by Contractor with respect to its own employees) of which TerreStar has received prior written notice (including a copy of such policies and procedures), TerreStar personnel shall be allowed access to all Work and Works-in-Process being performed at Contractor’s facility for the purpose of observing the progress of such Work at all times. Subject to Article 22, TerreStar shall be provided with a reasonable number (not to exceed ten (10)) non-escort permanent badges and with a reasonable number (not to exceed ten (10)) escort badges to work areas where the Work is being performed.

C. Works-in-Process at Subcontractors’ Facilities. In the case of Contractor’s Major Subcontracts, Contractor shall require that each such Major Subcontract contain a provision substantially similar to this Article 12 with respect to TerreStar’s access to the applicable Major Subcontractor’s facilities and performance of the Work, including the provision to TerreStar of two (2) non-escort permanent badges and two (2) escort badges to work areas where the Work is being performed.

D. On-Site Facilities for TerreStar’s Personnel. For the purpose of monitoring the progress of the Work being performed by Contractor hereunder, Contractor shall provide office facilities at or proximate to Contractor’s plant for up to two (2) resident TerreStar personnel through the date of Final Acceptance of the S-BSS. The office facilities to be provided shall include a reasonable amount of office space, office furniture, local telephone service, reasonable long-distance telephone usage, internet access (at the same speed and quality available to Contractor personnel), electronic access to Contractor’s exchange network specific to this Contract, access to copy machines, facsimile machines, meeting rooms, car parking facilities and to the extent available, videoconference rooms, to enable TerreStar personnel to monitor the progress of Work under this Contract. In the case of Contractor’s Subcontracts, Contractor shall use commercially reasonable efforts to ensure that reasonable office facilities, consistent with the Specifications described above, for up to two (2) TerreStar personnel are provided through the completion of the Subcontract.

E. Interference with Operations. TerreStar shall exercise its rights under this Article 12 in a manner that does not unreasonably interfere with Contractor’s or its Subcontractors’ normal business operations or Contractor’s performance of its obligations under this Contract or any agreement between Contractor and its Subcontractors.

F. Financing Entities. Subject to the provisions of Article 22, each Financing Entity shall have escorted access to the Work in the same manner and to the same extent as TerreStar personnel under Article 12.B and Article 12.C.

G. Access to Work Product. TerreStar may at any time request, and Contractor shall promptly provide, complete and accurate copies of any work product created or performed by Contractor or its Subcontractors under this Contract including, but not limited to reports, designs, drawings, test, results, bills of material, data software and source code, in accordance with Article 9-S (excluding source code that is Contractor Background IP or that is included in third party commercial-off-the-shelf software, and any other information relating to commercial-off-the-shelf items that is not reasonably available to Contractor).

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Article 13.	Intellectual Property Rights

A. Definitions. For the purposes of this Article 13, the following terms shall have the following definitions:

(1) “Contractor Background IP” means (i) all IP owned or controlled or licensed by Contractor as of EDC, and incorporated in or necessary for the use (as expressly provided for herein) of any Deliverable Item, and (ii) all IP conceived or developed by Contractor after EDC other than in connection with this Contract, and incorporated in or necessary for the use (as expressly provided for herein) of any Deliverable Item.

(2) “Foreground IP” shall mean all IP developed by or on behalf of Contractor or TerreStar as a result of or arising from Contractor’s or TerreStar’s (as applicable) performance under this Contract, which is incorporated in or necessary for the use of any Deliverable Item.

(3) “Intellectual Property” or “IP” means all ideas, information, concepts, discoveries, inventions, methods or processes, Specifications, technology, software and other works of authorship, improvements and know-how (whether or not patentable and whether or not reduced to practice), and all associated rights in and to any patents, patent applications (including any reissues, continuations, continuations-in-part, revisions, extensions and reexaminations thereof), copyrights and trade secrets, and all rights in and to any proprietary or confidential information.

(4) “TerreStar Background IP” means (i) all IP owned or controlled by TerreStar as of EDC, and (ii) all IP conceived or developed by TerreStar after EDC other than in connection with this Contract.

B. Ownership of IP and IP Rights.

(1) Background Intellectual Property.

(a) Contractor Background IP – Subject to the licenses granted in Article 13.C(1) as between Contractor and TerreStar, all Contractor Background IP shall be the sole and exclusive property of Contractor.

(b) TerreStar Background IP – Subject to the licenses granted in Article 13.C(2), as between Contractor and TerreStar, all TerreStar Background IP shall be the sole and exclusive property of TerreStar.

(2) Foreground Intellectual Property.

(a) Contractor Foreground IP – Subject to the licenses granted in Article 13.C(1), all Foreground IP of Contractor (and any of its Subcontractors) shall be the sole and exclusive property of Contractor.

(b) TerreStar Foreground IP – Subject to the licenses granted in Article 13.C(2), as between Contractor and TerreStar, all Foreground IP of TerreStar shall be the sole and exclusive property of TerreStar.

C. License Rights.

(1) Grant by Contractor. Subject to the terms and conditions stated herein, Contractor grants to TerreStar a fully paid-up, irrevocable, perpetual, transferable, worldwide, nonexclusive right and license to use and have used, reproduce, and modify for the sole and exclusive purpose of testing, using,

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operating, and/or maintaining any Deliverable Item (including any associated technical data (“Deliverable Data”), all Contractor Background IP and Contractor Foreground IP. TerreStar may sublicense such rights to third party contractors engaged by TerreStar in connection with the operation and maintenance of the TerreStar Network.

(2) Grant by TerreStar. Subject to the terms and conditions stated herein, TerreStar grants to Contractor a fully paid-up, worldwide, non-exclusive right and license to use and have used for the sole and exclusive purpose of performing under this Contract, the relevant TerreStar Background IP and TerreStar Foreground IP.

(3) Subcontracts. Contractor shall, unless otherwise authorized or directed in writing by TerreStar, include in each Subcontract or supplier agreement used by Contractor in connection with the provision of any Work a clause pursuant to which each such Subcontractor or supplier will grant to TerreStar (through Contractor) license rights in Intellectual Property incorporated in Deliverable Items hereunder to the same extent as the license rights granted by Contractor to TerreStar in this Article 13.

D. No Limitation on Deliverable Items. This Article 13 shall not be construed as limiting any right of TerreStar otherwise contained herein or at law (or any obligation of Contractor to grant TerreStar the right) with no payment of additional compensation to use, have used, deliver, lease, transfer, assign, sublicense or sell any Deliverable Items of hardware or software or any part thereof.

E. Access to Work Product. TerreStar may at any time request, and Contractor shall promptly provide, complete and accurate copies of any and all work product created or performed by Contractor or its Subcontractors under this Contract including, but not limited to reports, designs, drawings, tests, results, bills of material, data, software and source code (including, in each such case, source code that is included in any third party software delivered as part of the Work).

Article 14.	Intellectual Property Rights Indemnity

A. Indemnification. Contractor, at its own expense, shall defend, or at its option settle, any claim, action or other proceeding brought against TerreStar and its Affiliates and their respective directors, officers, employees, shareholders, and agents, based on allegations that any of the Deliverable Items, provided by Contractor hereunder infringes any patent, copyright, trade secret or other intellectual property right of a third party (“IP Claim”), and shall indemnify and hold TerreStar harmless against all losses, damages, liabilities, expenses and costs (including reasonable attorneys’ fees) incurred by and/or awarded against TerreStar as a result of any such IP Claim. The conditions to indemnification specified in Article 15.C shall apply as well to IP Claims subject to indemnification as described in this paragraph.

B. Exception. Contractor shall have no liability under this Article 14 for an IP Claim to the extent arising solely from: (i) use of any item provided by Contractor hereunder in combination with other items not provided, recommended, or approved by Contractor, or its suppliers or Subcontractors or otherwise not used in the ordinary course with the accused Deliverable Item; or (ii) TerreStar modification of any Deliverable Item provided by Contractor hereunder in a manner not intended or reasonably foreseeable by Contractor, except where such modification was made by or on behalf of TerreStar due to Contractor’s failure to perform a contractual obligation; or (iii) TerreStar’s failure to employ modifications to a Deliverable Item made available by Contractor provided that after such modifications, the Deliverable Item would comply with the applicable specifications or other requirements under this Contract; or (iv) Contractor’s compliance with TerreStar’s designs or specifications (where such designs or specifications form the basis for the IP Claim, and not Contractor’s chosen implementation), or

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Contractor’s incorporation of technology supplied or dictated by TerreStar (where such technology forms the basis for the IP Claim).

C. Additional Measures. If the use of any Deliverable Item or Service is enjoined based on any infringement action, in addition to indemnifying TerreStar, Contractor shall, promptly at its own expense (i) resolve the matter so that the injunction or prohibition no longer pertains; (ii) procure for TerreStar the right to use the infringing item; and/or (iii) modify the infringing item so that it becomes non-infringing while remaining in compliance with the Specifications set forth in this Contract and Exhibit B hereto. If Contractor is unable to accomplish (i), (ii) or (iii) as stated above, Contractor shall meet with TerreStar, at TerreStar’s request, to address the matter and reach an equitable solution reasonably acceptable to TerreStar. If such discussions are not satisfactory to TerreStar, TerreStar shall have the right to terminate this Contract in whole or in part, return such Deliverable Item(s) to Contractor, and receive a refund which shall equal TerreStar’s reasonable costs and expenses to replace the affected Deliverable Item or Services.

D. Sole Remedies. TerreStar’s remedies under Article 14.A, B and C are in lieu of any other remedies, whether or not based on indemnity or warranty, express or implied, with respect to any IP Claim.

Article 15.	Loss and Damage, Indemnity

A. Contractor’s Indemnity. Contractor shall indemnify, defend and hold harmless TerreStar and its Affiliates, and their employees, officers, directors, agents and representatives from and against all claims, liability, loss, damages, penalties, fines, costs and expense (including reasonable attorneys’ fees) (collectively, “Losses”) based on (i) claims or allegations of injury to persons or real or tangible personal property damage to the extent caused by or resulting from a negligent act or omission or willful misconduct of Contractor or its employees, Subcontractors, agents or representatives; (ii) claims or allegations of Contractor’s failure to comply with applicable laws; and (iii) failure to obtain or maintain any U.S. or foreign authorization, permits and licenses that are required by any governmental entity or authority in order for Contractor to perform its obligations under this Contract.

B. TerreStar’s Indemnity. TerreStar shall indemnify, defend and hold harmless Contractor, its employees, officers, directors, agents and representatives from and against all Losses based on claims or allegations of injury to persons or property damage to the extent caused by or resulting from a negligent act or omission or willful misconduct of TerreStar or its employees, subcontractors, agents or representatives.

C. Conditions to Indemnification. The right to any indemnity set forth in this Contract shall be subject to the following conditions:

(1) Notice. The Party seeking indemnification (the “Indemnified Party”) shall promptly advise the other Party (the “Indemnifying Party”) in writing of the filing of any suit or of any written or oral claim for which it seeks indemnification upon receipt thereof and shall provide the Indemnifying Party, at its written request, with copies of all documentation relevant to such suit or claim. Failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations under this Contract except to the extent it can demonstrate that it was prejudiced by such failure. Within thirty (30) days following receipt of written notice from the Indemnified Party, but no later than a reasonable time before the date on which any response to a complaint or summons is due, the Indemnifying Party shall notify the Indemnified Party in writing if the Indemnifying Party elects to assume control of the defense or settlement of that claim (a “Notice of Election”).

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(2) Control of Action. If the Indemnifying Party delivers a Notice of Election relating to any claim within the required notice period, so long as it is actively defending such claim, the Indemnifying Party shall be entitled to have sole control over the defense and settlement of such claim; provided that (i) the Indemnified Party shall be entitled to participate in the defense of such claim and to employ counsel at its own expense to assist in the handling of such claim; (ii) where the Indemnified Party is so represented, the Indemnifying Party shall keep counsel of the Indemnified Party informed of each step in the handling of any such claim; (iii) the Indemnified Party shall provide, at the Indemnifying Party’s request and expense, such assistance and information as is available to the Indemnified Party for the defense and settlement of such claim; and (iv) the Indemnifying Party shall obtain the Indemnified Party’s approval, which shall not be unreasonably withheld, delayed or denied, before entering into any non-monetary settlement of such claim or ceasing to defend against such claim.

(3) Right of Indemnified Party to Defend/Settle. If the Indemnifying Party does not deliver a Notice of Election relating to any claim within the required notice period or fails actively to defend such claim, the Indemnified Party shall have the right to defend and/or settle the claim in such manner as it may deem appropriate, at the cost and expense of the Indemnifying Party. Provided that the Indemnified Party acts in good faith, it may settle such claim on any terms it considers appropriate under the circumstances without in any way affecting its right to be indemnified hereunder. The Indemnifying Party shall promptly reimburse the Indemnified Party for all such costs and expenses.

D. Waiver of Subrogation. Each Party shall use commercially reasonable efforts to obtain a waiver of subrogation and release of any right of recovery against the other Party and its Affiliates, Contractors and Subcontractors at any tier (including suppliers of any kind) and their respective directors, officers, employees, shareholders and agents, that are involved in the performance of this Contract from any insurer providing coverage for the risks such Party has agreed to indemnify against under this Article 15.

Article 16.	TerreStar-Furnished Property and Facilities

A. All equipment or other property that is required to be furnished to Contractor by TerreStar pursuant to Exhibits A and B shall be in accordance with the terms and conditions therein. Failure or delay of TerreStar to provide such equipment and/or property shall not constitute a breach of this Contract, but shall only excuse Contractor from the performance of its obligations under this Contract to the extent affected thereby.

B. The parties shall develop and mutually agree in good faith upon a “Facility Requirements Document” specifying the environmental and related conditions that will be provided with respect to any facilities provided by TerreStar or any of its other contractors pursuant hereto, whether for installation of the items to be delivered by Contractor under this Contract or for any other purpose. TerreStar shall exercise all reasonable care to ensure that the Deliverable Items to be located in any facility meet the requirements set forth in such “Facility Requirements Document.”

C. The late delivery of TerreStar furnished items (including the satellite) or services as required under this Article 16 or the Statement of Work, shall be considered an event beyond the reasonable control of Contractor, and, except for delays resulting from a Force Majeure Event of less than ninety (90) days, if such late delivery has a material adverse impact on Contractor’s costs, the Delivery Schedule or performance requirement, Contractor shall be entitled to an equitable adjustment in price, schedule, performance requirements and other terms of this Contract in accordance with Article 25.B(3).

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Article 17.	Confidential Information

A. Definition of Confidential Information.

(1) Definition. For the purpose of this Contract, “Confidential Information” means all confidential or proprietary information in whatever form, that is transmitted, disclosed or otherwise made available by such Party (hereinafter referred to as the “Disclosing Party”) to the other Party hereto (hereinafter referred to as the “Receiving Party”) and: (i) is identified as proprietary or confidential by means of a written legend thereon, or (ii) if disclosed orally, is identified as proprietary or confidential at the time of initial disclosure and then summarized in a written document, with the Confidential Information specifically identified, that is supplied to the Receiving Party within ten (10) days of initial disclosure. In the case of either Party, Confidential Information also shall include, whether or not designated “Confidential Information,” (a) correspondence under this Contract and (b) all information concerning either Party (and/or its Affiliates) regarding its operations, affairs and businesses, its financial affairs, and its relations with its customers, employees and service providers (including business plans, customer lists, customer information, account information and consumer markets).

(2) Exceptions. Confidential Information shall not include any information disclosed by a Party that (i) is already known to the Receiving Party at the time of its disclosure, as evidenced by written records of the Receiving Party, without an obligation of confidentiality at the time of disclosure; (ii) is or becomes publicly known through no wrongful act of the Receiving Party; (iii) is independently developed by the Receiving Party without use of the Disclosing Party’s Confidential Information as evidenced by written records of the Receiving Party; or (iv) is obtained by the Receiving Party from any third party without restriction and without breach of any confidentiality obligation by such third party.

B. Terms for Handling and Use of Confidential Information. Subject to Article 13.C, for a period of ten (10) years after receipt of any Confidential Information, the Receiving Party shall not disclose Confidential Information that it obtains from the Disclosing Party to any person or entity except its employees, Affiliates, attorneys, agents and contractors who have a need to know, who have been informed of and have agreed in writing (or, in the case of employees or attorneys, are otherwise subject to confidentiality obligations consistent with the obligations set forth herein) to abide by the Receiving Party’s obligations under this Article 17. The Receiving Party shall use not less than the same degree of care to avoid disclosure of such Confidential Information as it uses for its own Confidential Information of like importance; but in no event less than a reasonable degree of care. Confidential Information shall be used by the Receiving Party only for the purpose of performing its obligations and exercising the rights under this Contract, or as the Disclosing Party otherwise authorizes in writing.

C. Legally Required Disclosures. Notwithstanding the foregoing, in the event that the Receiving Party becomes legally compelled (including disclosures necessary or in good faith determined to be reasonably necessary under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended), to disclose Confidential Information of the Disclosing Party, including this Contract or other supporting document(s), the Receiving Party shall, to the extent practicable under the circumstances, provide the Disclosing Party with written notice thereof so that the Disclosing Party may seek a protective order or other appropriate remedy, or to allow the Disclosing Party to request the redaction of such portions of the Confidential Information as are not required by law to be disclosed. In any such event, the Receiving Party will disclose only such information as is legally required, and will cooperate with the Disclosing Party (at the Disclosing Party’s expense) to obtain proprietary treatment for any Confidential Information being disclosed.

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D. Return of Confidential Information. Subject to TerreStar’s rights under Article 13.C, upon the request of the Disclosing Party, the other Party in possession of such Confidential Information shall promptly return such Confidential Information (and any copies, extracts, and summaries thereof) to the requesting Party, or, with the requesting Party’s written consent, shall promptly destroy such materials (and any copies, extracts, and summaries thereof), except for one (1) copy which may be retained for legal archive purposes, and shall further provide the requesting Party with written confirmation of same; provided, however, where both Parties have proprietary rights in the same Confidential Information, a Party shall not be required to return such information to the other Party.

E. No License. Except as expressly provided in this Contract, nothing in this Contract shall be construed as granting the Receiving Party whether by implication, estoppel, or otherwise, any license or any right to use any Confidential Information received from the Disclosing Party, or use any patent, trademark, or copyright now or hereafter owned or controlled by the Disclosing Party.

Article 18.	Liquidated Damages

A. Liquidated Damages. In the event that the Key Milestone is not completed [***], then Contractor shall pay liquidated damages, which are not intended to be, and shall not be construed as, a penalty, [***]. Contractor shall pay TerreStar:

[***].

The total accumulated liquidated damages payable by Contractor under this Contract for delays in meeting the Key Milestone Date shall not exceed [***], as adjusted by any price impact resulting from changes to the Purchase Price (for these purposes total Purchase Price will not include the value of any options exercised under this Contract as listed in Exhibit D).

B. Exclusions. Notwithstanding the above provisions, liquidated damages shall not be applicable: (1) for delayed completion of the Key Milestone when such delayed completion is excused by a Force Majeure Event as such is defined in Article 20, or (2) if such delayed completion is caused by the failure of TerreStar, its agent(s) or its subcontractor(s) (other than Contractor) to act or perform as required under this Contract. Any liquidated damages owed to TerreStar by Contractor shall be due and payable within thirty (30) days after Contractor’s receipt of TerreStar’s invoice for the same.

C. Right to Terminate. The liquidated damages set forth in this Article 18 shall be TerreStar’s sole remedy and compensation for Contractor delays with respect to the Work. Notwithstanding the previous sentence and use of the term “liquidated damages” in Article 18.A, nothing in Article 18.A shall be construed to limit TerreStar’s right to terminate this Contract for default pursuant to Article 19 and to recover all applicable damages incurred by TerreStar as a result of any delay on the part of Contractor to achieve the Key Milestone, assuming the applicable cure period specified in Article 19 has lapsed.

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Article 19.	Termination for Default, Excessive Force Majeure

A. TerreStar Right of Termination.

(1) Termination for Default. TerreStar may terminate this Contract for Contractor’s default if: (i) any Milestone test is not successfully completed within sixty (60) days after the scheduled Milestone Date; (ii) Contractor otherwise materially breaches this Contract, subject to a thirty (30) day cure period; or (iii) Contractor becomes insolvent, makes a general assignment for the benefit of creditors, suffers or permits the appointment of a receiver for its business or assets or files a voluntary petition in bankruptcy, or is the subject of a petition seeking the reorganization, liquidation or similar relief, where such petition remains undismissed or unstayed for a total of sixty (60) days.

(2) Excessive Force Majeure. TerreStar may, upon written notice to Contractor, immediately terminate this Contract, in whole or in part, if and when: (i) a delay in Contractor’s performance of its obligations hereunder exceeds ninety (90) days due to one or more Force Majeure Events under Article 20.A, or (ii) it becomes reasonably certain that the aggregate delay due to Force Majeure Events under Article 20.A will exceed ninety (90) days; or (iii) Contractor notifies TerreStar that it is reasonably certain that delay in Contractor’s performance of its obligations hereunder due to Force Majeure events under Article 20.A will exceed ninety (90) days. Upon the occurrence of any of these events, if Contractor fails to provide TerreStar with a recovery plan reasonably acceptable to TerreStar, TerreStar may provide Contractor written notice of termination. For the avoidance of doubt, TerreStar may elect not to accept any such recovery plan in its sole discretion if it is likely to cause more than thirty (30) days of additional delay beyond the end of such ninety (90)-day period.

(3) Termination for Invalid Default. If, after termination pursuant to this Article 19, it is finally determined pursuant to Article 24 or written agreement of TerreStar that Contractor was not in default under Article 19.A(1) or TerreStar had no right to terminate under Article 19.A(2), the rights and obligations of the Parties shall be the same as if the termination had occurred under Article 21.

B. Contractor Right of Termination for Default. Contractor may terminate this Contract for TerreStar’s default if: (i) TerreStar fails to pay any undisputed amount when due, subject to a thirty (30) day cure period after receipt of notice of Contractor’s intent to terminate; or (ii) TerreStar otherwise materially breaches this Contract, subject to a thirty (30) day cure period. TerreStar’s issuance of a Stop Work Order shall have the effect of extending the cure period set forth herein during the term of the Stop Work Order. TerreStar will not be considered in default with respect to any amount that it is disputing in good faith, and TerreStar will have thirty (30) Business Days after the final resolution (by agreement or arbitration) of such Dispute to satisfy any payment required by such resolution.

C. Termination Remedies.

(1) TerreStar Termination for Default. If TerreStar terminates the Contract for Contractor’s default, TerreStar may elect (i) to take and/or retain ownership of any portion of the Deliverable Items supplied up to the date of such termination, and take over the completion of the terminated Work by contract with a third party or otherwise in which case Contractor shall be liable to TerreStar for any reasonable excess costs for such Work; or (ii) terminate this Contract and pursue its other available remedies, subject to the limitations of liability set forth in this Contract.

(2) Contractor Termination for Default. If Contractor terminates the Contract for TerreStar’s default, Contractor shall be paid as if such termination were for convenience pursuant to Article 21.A, plus any late payment interest based on the Late Payment Interest Rate. Payment of any

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amount by any Financing Entity on behalf of TerreStar shall relieve TerreStar from its obligation to make such payment in the corresponding amount. Payment of the total amounts (termination for convenience amounts plus interest on outstanding invoices) payable by TerreStar pursuant to this Article 19.C shall constitute a total discharge of TerreStar’s liabilities to Contractor for termination pursuant to Article 19.B.

D. Termination Assistance. If this Contract is terminated for any reason, Contractor shall provide up to twelve (12) months of termination assistance to TerreStar or its designee, at TerreStar’s request and reasonable expense.

E. Disposition of the Work. Upon completion of all payments to Contractor in accordance with Article 19.C(2), TerreStar may require Contractor to transfer title and risk of loss to TerreStar to all Deliverable Items and all Works-in-Process that are in existence as of the date of termination. In lieu of taking immediate possession of Deliverable Items and Works-in-Process, upon direction of TerreStar, Contractor shall protect and preserve Deliverable Items and Works-in-Process at TerreStar’s expense and shall facilitate access to and possession by TerreStar to such Deliverable Items and Works-in-Process as and when requested by TerreStar. Alternatively, TerreStar may request Contractor to make a reasonable, good faith effort to sell such items and to remit any sales proceeds to TerreStar less a deduction for actual costs of disposition reasonably incurred by Contractor. Contractor shall be entitled to retain possession and title to the Deliverable Items and Works-in-Process in its possession until all payments have been made that are due Contractor under the Contract as a result of the termination by Contractor for TerreStar’s default. If TerreStar fails to pay the undisputed amounts due Contractor, after an additional ninety (90) day cure period, Contractor may use or dispose of Deliverable Items and Works-in-Process in any manner Contractor may elect. In such case, the fair market value of any Deliverable Items and Works-in-Process used or disposed of by Contractor shall be set-off against amounts payable by TerreStar under Article 19.C(2), with any remaining balance to be paid to TerreStar.

F. Limitation on Right to Terminate. Except as otherwise specified in this Contract, neither Party shall have any right to terminate or suspend this Contract. In the event of a termination for default by either Party, the terminating Party shall be entitled to seek all other remedies available at law or in equity.

Article 20.	Force Majeure

A. Definition. Neither Party will be liable for default or delay in the performance of its obligations hereunder, to the extent such default or delay is caused by a “Force Majeure Event,” which occurs when both of the following circumstances exist:

(1) The occurrence of any act of war, domestic and/or international terrorism, civil riots or rebellions, epidemic, quarantines, embargoes and other similar unusual governmental actions, and extraordinary elements of nature or acts of God delay performance of a Party’s obligations, and

(2) Such delay could not have been prevented through the non-performing Party’s reasonable precautions or commercially acceptable processes, or could not have been reasonably circumvented through the use of substitute services, alternate sources, work-around plans or other means by which the requirements under the Contract would be satisfied.

The Parties expressly acknowledge that Force Majeure Events do not include and cannot be caused by labor strikes, lockouts, or other labor disturbances, or the non-performance of subcontracts or other third parties relied on or otherwise engaged by Contractor, except to the extent such subcontractor’s non-performance is itself the result of a Force Majeure Event.

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B. Equitable Adjustments. Upon the occurrence of any Force Majeure Event that causes a delay in Contractor’s performance of its obligations hereunder, an equitable adjustment shall be negotiated in the Milestone Schedule and other portions of this Contract affected by the Force Majeure Event; provided, however, Contractor acknowledges and agrees, there shall be no adjustment to the Purchase Price due to any Force Majeure Event.

Article 21.	Termination for Convenience

A. Termination for Convenience. TerreStar may terminate the Contract in whole for its convenience upon thirty (30) days’ written notice. As TerreStar’s sole liability for termination for convenience, TerreStar shall pay Contractor for all Milestones successfully completed as of the date of termination, plus all reasonable costs incurred as a result of such termination (including third party termination costs) with respect to terminated work, plus [***] of such amount; provided that Contractor uses reasonable efforts to mitigate any such costs.

B. Termination for [***]. TerreStar may terminate this Contract without liability, other than payment for any completed Milestones as of the date of termination, upon thirty (30) days’ written notice if [***]. For purposes of this Article 21-B, a [***] shall be defined as [***].

C. Disposition of Work. Upon payment by TerreStar to Contractor of the amounts due under Article 21, TerreStar may, at its election, require Contractor to transfer title and risk of loss to TerreStar to all or any part of the Deliverable Items terminated (including any associated Work-in-Process) and Contractor shall, upon direction of TerreStar, protect and preserve property at TerreStar’s expense in the possession of Contractor or its Subcontractors in which TerreStar has an interest and shall facilitate access to and possession by TerreStar of items comprising all or part of the Work terminated as and when requested by TerreStar. Alternatively, TerreStar may request Contractor to make a reasonable, good faith effort to sell such items [***].

Article 22.	Compliance with U.S. Laws and Directives

A. General.

(1) Each Party shall, at its expense, perform its respective obligations hereunder in accordance with all applicable laws, rules, and regulations applicable to such Party’s business (and, with respect to Contractor, applicable to the performance of the Work), and the conditions of all applicable governmental approvals, permits, or licenses.

(2) Without limiting the generality of the foregoing, Contractor will not, directly or indirectly, take any action that would cause TerreStar to be in violation of U.S. anti-boycott laws under the U.S. Export Administration Act (“EAA”) or as in effect pursuant to the International Emergency Economic Powers Act (“IEEPA”), the U.S. Internal Revenue Code, the Export Administration Regulations (“EAR”), the Arms Export Control Act (“AECA”) (as implemented by the International Trade in Arms Regulations (“ITAR”)), or any other regulation thereunder. Neither Party shall, without

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prior written authorization from the Department of Commerce, the Department of State or other agency of the U.S. Government having jurisdiction, export or re-export, directly or indirectly, any U.S. source technical data (as defined in accordance with applicable regulation) acquired from the other Party or any products utilizing any such data, to any country for which at the time of export or re-export, an export license or other governmental approval is required by an applicable statute or regulation.

(3) In its performance of this Contract, Contractor will not, directly or indirectly, make, offer, or agree to make or offer any loan, gift, donation, or other payment, whether in cash or in kind, for the benefit or at the direction of any candidate, committee, political party, government or its subdivision, or any individual elected, appointed, or otherwise designated as an employee or officer thereof, for the purpose of influencing any act or decision of such entity or individual or inducing such entity or individual to do or omit to do anything, in order to obtain or retain business or other benefits except as may be expressly permitted under the Foreign Corrupt Practices Act and the regulations promulgated thereunder.

B. Export Licensed Items. Contractor shall be responsible for fulfilling all of its obligations (including without limitation its obligations to perform the Work and to deliver the Deliverable Items) in full compliance with all applicable export control laws, including without limitation the EAA or as in effect through the IEEPA, (and its implementing regulations), and the AECA (and its implementing regulations). Contractor shall promptly apply for and use reasonable and diligent efforts to obtain U.S. and non-U.S. Government approvals, permits and licenses necessary for export, re-export, or import of any of the Work and other technical data and equipment being furnished pursuant to or to be utilized in connection with this Contract. TerreStar agrees to cooperate with Contractor in Contractor’s efforts to obtain any such approvals, permits and licenses, including providing Contractor with required information in TerreStar’s possession.

C. Licenses and Other Approvals for TerreStar Personnel. Contractor shall timely apply for and, to the extent approved, maintain U.S. Government export licenses, agreements and other approvals that are required for Foreign Person entity representatives of TerreStar (including, but not limited to, Foreign Person subsidiaries, related entities, or consultants of TerreStar involved with the Work under this Contract) as well as TerreStar’s insurance providers and non-U.S. governmental authorities (as may be required under applicable law) to have access to Contractor facilities, hardware, software, Deliverable Data, other technical information or technical services in connection with the performance of this Contract. A “Foreign Person” shall be as defined in the International Traffic in Arms Regulations, 22 C.F.R. §120.16. TerreStar shall provide the reasonable cooperation and support necessary for Contractor to apply for and maintain such required U.S. export licenses, agreements and other approvals, including providing written notice to Contractor of any foreign persons who require access to Contractor’s goods and technical data (including services) in sufficient time for Contractor to obtain and maintain any required U.S. Government export licenses, agreements and other approvals. At TerreStar’s request, Contractor shall include TerreStar (and related entities involved with the procurement) as a named Party in any application to the U.S. government for approval of such export licenses, agreements and other approvals so as to permit TerreStar to be present during any discussion or meetings where TerreStar’s foreign subsidiaries/related entities, insurance providers and/or non-U.S. governmental authorities may need to receive or discuss export-controlled technical data. Contractor shall provide the Parties to such export licenses and agreements copies of the export licenses and agreements, including any U.S. government provisos related to same.

D. Review of Applications. Contractor shall review with TerreStar any application Contractor makes to any government department, agency, or entity for any approval, permit, license, or agreement, as may be required for performance of the Work, prior to submission of such application. Contractor

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shall provide TerreStar five (5) Business Days to review and respond to such application prior to submission to such governmental entity, and Contractor shall in good faith consider any comments and proposed revisions made by TerreStar for incorporation into such application.

E. Violation of Law. Neither Party shall be responsible in any way for the consequences, direct or indirect, of any violation by the other Party, the other Party’s Subcontractors, or their respective Affiliates of any law, rule or regulation of any country whatsoever.

Article 23.	Applicable Law

This Contract shall be interpreted, construed and governed, and the rights of the Parties shall be determined in all respects, according to the laws of the state of New York, without reference to its choice of laws rules.

Article 24.	Dispute Resolution

Any dispute, claim, or controversy between the Parties arising out of or relating to this Contract (“Dispute”), including any Dispute with respect to the interpretation, performance, termination, or breach of this Contract or any provision thereof shall be resolved as provided in this Article 24.

A. Informal Dispute Resolution. Prior to the initiation of formal Dispute resolution procedures, the Parties shall first attempt to resolve their Dispute informally, in a timely and cost-effective manner, as follows:

(1) The disputing Party shall provide written notice describing the Dispute and recommending corrective actions, and the Parties’ Program Managers shall promptly consult to resolve the Dispute.

(2) If the Program Managers are unable to resolve the Dispute within ten (10) days of written notice, either Party may escalate the Dispute to the executive level, and if the executives are unable to resolve the Dispute either within an additional fifteen (15) days, then the Dispute shall be escalated to the Chief Executive Officer (CEO) of each Party.

(3) In the event that the Parties are unable to resolve the Dispute within thirty (30) days of written notice, or if either Party, in good faith, determines that an amicable resolution does not appear likely, then the Parties may proceed to arbitration.

B. Arbitration.

(1) Arbitration. Subject to Article 24.A and Article 24.D, any Dispute arising between the Parties shall be submitted for settlement by arbitration in accordance with the rules of conciliation and arbitration of the Center for Public Resources, as may be amended from time to time, which are incorporated herein by reference (or if the Center for Public Resources no longer provides rules or services, then the rules of conciliation and arbitration of the American Arbitration Association). Notwithstanding the foregoing, to the extent any provision of this Article 24.B modifies, adds to, or is inconsistent with any provision of such rules, the provisions of this Article 24.B shall control. Any such arbitration shall be conducted in Washington, DC by a panel of three (3) arbitrators who shall be selected within forty-five (45) days after commencement of the arbitration: one selected by each Party and the third selected by the arbitrators chosen by the Parties. Should no agreement be reached within the time specified, the third arbitrator shall be appointed by the Center for Public Resources. Each arbitrator

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appointed by the Parties shall be knowledgeable and experienced in the aerospace and/or satellite telecommunications industries and shall have senior management and/or legal/judicial experience.

(2) Discovery. Discovery shall be permitted as follows:

(a) The Parties shall be permitted to take discovery, if and as needed, by deposition upon oral examination, requests for production of documents and tangible items, and requests for entry upon land for inspection and other purposes, as those discovery methods are described and defined in the Federal Rules of Civil Procedure; provided further that the arbitral tribunal shall expand or limit discovery in accordance with paragraph (b) below.

(b) The scope of permissible discovery shall generally be as described in Federal Rules of Civil Procedure Rule 26(b)(1), but the Parties shall use their best reasonable efforts to focus and limit their discovery in accordance with the nature of the Dispute and the need for expedited resolution. The arbitral tribunal may expand or limit the scope of permissible discovery, establish the time period within which discovery responses must be served, and expand or limit the type and number of discovery methods and requests as it shall determine is appropriate in the circumstances, taking into account the needs of the Parties and the desirability of making discovery expeditious and cost-effective. The arbitral tribunal may issue orders to protect the confidentiality of proprietary information, trade secrets, and other similar information disclosed in discovery and may order that discovery not be had or that discovery may be had only on specific terms and conditions.

(3) Language. Proceedings and documents provided and generated in connection with any arbitration hereunder shall be in the English language.

(4) Costs and Expenses. Each Party shall bear its own costs and expenses (including the costs and expenses of the arbitrator it selected) and one-half of the costs and expenses of the third arbitrator, unless otherwise determined in the arbitral award.

(5) Expedited Arbitration. Time is of the essence in the initiation and completion of the arbitration. The arbitral hearing shall be commenced and conducted expeditiously. Unless the arbitral tribunal orders otherwise, the Dispute should be submitted to the tribunal for decision within six (6) months after the commencement of the arbitration, and the final award shall be rendered within one (1) month thereafter. The Parties and the tribunal shall use their best reasonable efforts to comply with this schedule, and the tribunal may impose any remedy it deems just for any Party’s effort to unnecessarily delay, complicate, or hinder the proceedings.

(6) Final and Binding Decision. Any arbitration hereunder shall be governed by the United States Arbitration Act, 9 U.S.C. §§ 1 et seq. The arbitrators’ decision shall be final and binding on the Parties and enforceable in any court of competent jurisdiction.

C. Arbitration Award. The arbitral tribunal’s award may grant any remedy or relief the tribunal deems within the scope of this Contract, but may not make any award in any amount or on any theory of liability except as otherwise allowed or provided in this Contract. Notwithstanding the foregoing, the tribunal shall have no power or authority to amend or disregard any provision of this Article 24.C or any other provision of this Contract; in particular, but without limiting the generality of the foregoing, the tribunal shall not have the power or authority to exclude the right of a Party to terminate this Contract when a Party would otherwise have such right. Any monetary award made by the arbitrators shall be subject to the limitation of liability set forth in Article 34.

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D. Litigation. Notwithstanding the provisions of Article 24.A and Article 24.B above, either Party may resort to court action for injunctive relief at any time if the Dispute resolution process would permit or cause irreparable injury to such Party or any third party claiming against such Party, due to delay arising out of the Dispute resolution process.

E. Continued Performance. Unless the Dispute involves a termination of the Contract under Article 19 or Article 21: (i) pending final resolution of any Dispute, each Party shall, unless directed otherwise by the other Party in writing, continue to perform all its obligations under this Contract to the extent undisputed and practical to do so, including the obligation to take all steps necessary during the pendency of the Dispute to ensure the Work will be performed within the time stipulated or within such extended time as may be allowed under this Contract; and (ii) failure to pay disputed amounts shall not excuse failure to so perform the Work.

Article 25.	Changes

A. Unique Requirements. The Parties acknowledge and agree that TerreStar has unique requirements, and Contractor has solutions regarding the S-BSS to be provided by Contractor. Accordingly, to the extent not already provided for in the Contract, the Parties agree to negotiate in good faith in accordance with the applicable change control procedures to provide the maximum flexibility in meeting TerreStar’s S-BSS requirements.

B. Changes Requested by TerreStar.

(1) Scope. TerreStar may, in writing, request a change in the Work within the general scope of this Contract to:

(a) Order work in addition to the Work provided for herein; or

(b) Modify the whole or any part of the Work provided for herein; or

(c) Direct the stoppage of Work, in whole or in part, by issuance of one or more “stop work” orders (each a “Stop Work Order”), for up to an aggregate of eighteen (18) months;

(2) Response to Change Request. Contractor shall respond in writing to any such requested change within twenty (20) days after receipt of such requested change, unless the change request is designated as “urgent” by TerreStar, in which case Contractor shall use commercially reasonable efforts to respond within seven (7) days after its receipt of such change request.

(3) Equitable Adjustment to Schedule/Pricing. If such change request causes an increase or decrease in the cost or the time required for completion of the Work to be provided, or otherwise affects any other provision of this Contract, such response shall provide a non-binding preliminary estimate of the impact of the change request on the Purchase Price (including costs associated with processing of the change request), Milestone Schedule and other provisions of this Contract. Contractor shall use commercially reasonable efforts to propose and perform the changed Work in a manner that minimizes TerreStar’s costs and any Milestone Schedule delays. Any proposed increase to the price or extension of the Milestone Schedule shall be equitable and proposed in good faith and shall not exceed the expected actual cost to be incurred by Contractor, [***], and the actual time required by Contractor to implement the change. Changes required by the obsolescence of components of the S-BSS or any other Deliverable Item shall be made by Contractor at Contractor’s cost and expense. If TerreStar desires to proceed with the change after receipt of Contractor’s preliminary estimate, TerreStar and Contractor shall cooperate and negotiate in good faith and agree in a timely manner to equitable

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adjustments in the Purchase Price, Milestone Schedule, Milestone Dates and other affected provisions of this Contract, and this Contract shall be amended in writing accordingly in accordance with Article 35.D.

(4) Change Order Dispute. In the event the Parties fail to agree on an adjustment (upward or downward) to the Purchase Price, Milestone Schedule or other affected provisions of this Contract with respect to a requested change, then TerreStar may direct Contractor to proceed with the requested change, in which case, Contractor shall proceed with the change as so directed. The Parties shall continue to negotiate the adjustments to the Contract, and pending completion of such negotiations or dispute resolution, and as a condition for Contractor being obligated to proceed with the directed change, the Parties in good faith shall agree upon and establish a reasonable payment schedule for the portion of the equitable adjustment to which the Parties agree, to compensate Contractor for the Work performed pursuant to the directed change, which payment schedule shall be adjusted as part of the negotiated settlement for the directed change. If the Parties are unable to agree upon an equitable adjustment resulting from a change order, either Party may submit the matter for determination under Article 24.

(5) Stop Work Direction. In the case of a Stop Work Order, Contractor shall stop Work immediately to the extent specified by TerreStar.

(6) Mitigation of Stop Work Costs. Contractor shall use commercially reasonable efforts to require its Subcontractors to agree to a “Stop Work” provision that minimizes Contractor’s costs and is consistent with the terms of this Article 25.B(6). In the event of a Stop Work Order, Contractor shall use commercially reasonable efforts to mitigate costs and shall cooperate in good faith with TerreStar in connection with actions taken by Contractor with respect to its Subcontractors.

(7) Tolling of Payments. Notwithstanding the foregoing, in the event TerreStar issues a Stop Work Order, all payments due Contractor (except for payments due and payable prior to the date of the Stop Work Order) shall be tolled and shall not accrue for the duration of the Stop Work Order (up to the cumulative maximum period provided in Article 25.B(1)(c) above). If after issuing a Stop Work Order, TerreStar directs Contractor to resume Work, the Milestone Schedule and affected terms of this Contract shall be equitably adjusted due to such Work stoppage and the price shall be equitably adjusted to compensate Contractor for actual costs reasonably incurred by Contractor associated with such Work stoppage plus a markup of [***], such costs and markup to be invoiced and paid pursuant to Article 7; provided, however, the price shall not be increased unless or until the aggregate number of days of all Stop Work Orders exceeds thirty (30) days. If, after a period of twelve (12) months from receipt of the Stop Work Order, TerreStar does not direct Contractor to resume work, TerreStar shall be deemed to have terminated the Contract for convenience under Article 21 and the applicable termination charges shall apply.

(8) Changes Requested by Contractor. All Contractor-proposed changes to the Statement of Work shall be submitted to TerreStar in a written proposal that describes in reasonable detail the proposed change and the technical, performance and economic effects on the S-BSS and the TerreStar Network program. TerreStar may decline to change the Statement of Work, or may implement such change in its sole discretion.

Article 26.	Assignment of Contract

A. By TerreStar. TerreStar may assign or transfer this Contract or all or a portion of its rights, duties, or obligations hereunder to (i) any Affiliate of TerreStar provided that in the case of a transfer to an Affiliate, the Affiliate has sufficient financial resources to fulfill its obligations under this Contract; (ii) any or all Financing Entities in connection with obtaining financing for the payment of Contractor’s

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invoices and any and all other fees, charges or expenses payable under this Contract under any Financing Agreement; and (iii) as part of any collateral pool in favor of other senior lenders providing financing to TerreStar or any of its Affiliates in connection with completion of the TerreStar Network, provided in any case the assignee, transferee, or successor to TerreStar has expressly assumed all of the obligations of TerreStar and associated terms and conditions.

B. By Contractor. Contractor shall not assign or transfer this Contract, in whole or in part, whether by operation of law or otherwise, without the prior written consent of TerreStar, which consent shall not be unreasonably withheld.

C. No Contrary Assignments. Any assignment or transfer contrary to this Article 26 shall be void.

D. Security Interests. Either Party, upon prior written notice to the other Party, may grant security interests in its rights hereunder to lenders that provide financing for the performance by such Party of its obligations under this Contract or for the subject matter hereof. In the event that either Party is sold to or merged into another entity, its responsibilities under this Contract shall not be altered and the successor organization shall be liable for performance of such Party’s obligations under this Contract.

Article 27.	Contractor Insurance Requirements

A. Insurance Requirements.

(1) Coverages. Contractor represents that it has procured and will maintain at all times during its performance of this Contract the following insurance coverages:

(a) “Property Insurance” against all risks and loss or damage to the S-BSS and other Deliverable Items, and to any and all components thereof and all materials of whatever nature used or to be used in completing the Work, in an amount not less than the replacement cost of the S-BSS, other Deliverable Items and all materials of whatever nature used or to be used in completing the Work. Such insurance shall provide (i) coverage for removal of debris, and insuring the structures, machines, equipment, facilities, fixtures, and other properties constituting part of the Work; (ii) transit coverage, including ocean marine coverage (unless insured by the supplier); (iii) off-site coverage covering any key equipment; and (iv) off-site coverage covering any property or equipment not stored on the construction site. Such insurance shall cover the period beginning at EDC up to and through Final Acceptance.

(b) Worker’s compensation insurance, including occupational illness or disease coverage, or other similar social insurance in accordance with the laws of any country, state, or territory exercising jurisdiction over the employee and employer’s liability insurance in an amount not less than One Million U.S. dollars (U.S. $1,000,000) per occurrence. Such insurance shall cover the period beginning at EDC up to and through Final Acceptance.

(c) Comprehensive automobile liability insurance against liability claims for personal injury (including bodily injury and death) and property damage covering all owned, leased, non-owned, and hired vehicles used by Contractor in the performance of the Work. Such insurance shall be for an amount not less than Two Million U.S. dollars (U.S. $2,000,000) per occurrence for combined bodily injury and property damage. Such insurance shall cover the period beginning at EDC up to and through Final Acceptance.

(d) Such other insurance in types and amounts as is adequate to cover Contractor’s potential liabilities under this Contract and applicable law.

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(2) Additional Insured. TerreStar and each Financing Entity shall be named as an additional insured under Contractor’s third-party liability coverages, provided that, with respect to each Financing Entity, such Financing Entity has an insurable interest recognized by the applicable insurance underwriters.

(3) Insurers Rating. The insurers selected by Contractor to provide the insurance required by Article 27.A shall have a rating at least as high as those insurers providing coverage on Contractor’s programs for its major commercial customers.

(4) Evidence of Insurance. Prior to commencing the Work and whenever requested by TerreStar, Contractor shall produce evidence that the insurance required by Article 27.A has been effected and is being maintained. Contractor shall, at the written request of TerreStar, provide TerreStar with a certificate of insurance evidencing the procurement of all required insurance policies and thirty (30) days written notice prior to any modification that diminishes the insurance coverage required hereunder, cancellation, or non-renewal of such policies. If, after being requested in writing by TerreStar to do so, Contractor fails to produce evidence of compliance with Contractor’s insurance obligations within fourteen (14) days, TerreStar may effect and maintain the insurance and pay the premiums. The amount paid shall be a debt due from Contractor to TerreStar and may be offset against any payments due Contractor by TerreStar. TerreStar may, at reasonable times upon reasonable notice, inspect any insurance policy required hereunder at Contractor’s offices.

(5) Claims. Contractor shall, as soon as practicable, inform TerreStar in writing of any occurrence with respect to the Work that may give rise to a claim under a policy of insurance required by Article 27.A(1)(a) above. Contractor shall ensure that its Subcontractors similarly inform TerreStar of any such occurrences through Contractor.

(6) Waiver of Subrogation. Contractor shall use best reasonable efforts to require its insurers to waive all rights of subrogation against TerreStar and TerreStar’s Affiliates and their respective associates.

(7) Warranty. Contractor warrants and covenants that the insurance coverages and deductibles to be obtained pursuant to this Article 27 are substantially comparable to those provided to Contractor’s major commercial customers.

B. Preparation of Claims. Each Party shall provide to the other Party any information in its possession (or otherwise available to it) that may reasonably be required to prepare, present, and substantiate an insurance claim at the other Party’s written request.

Each Party warrants and covenants that it will not intentionally withhold from the other Party any material information it has or will have concerning anomalies, failures, or non-conformances with or deviations from the requirements of this Contract.

Article 28.	Responsible Officers

The responsible officers of the Parties may be changed from time to time by notice to the other Party. Until further notice, the responsible officer for TerreStar shall be [***], and for Contractor, [***].

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Article 29.	Communications

A. Notification Address. All notices, reports, invoices and other correspondence to be provided to TerreStar or Contractor pursuant to this Contract shall be sent for the attention of the responsible officers referred to in Article 28 at the following addresses:

TerreStar Networks, Inc. 12010 Sunset Hills Road, Sixth Floor Reston, Virginia 20190 Attention: [***]	Hughes Network Systems, LLC 11717 Exploration Lane Germantown, Maryland 20876 Attention: [***]

With a copy to:	With a copy to:

[***] TerreStar Networks, Inc. 12010 Sunset Hills Road, Sixth Floor Reston, Virginia 20190	[***] Hughes Network Systems, LLC 11717 Exploration Lane Germantown, Maryland 20876

B. Written Notification. All communications pertinent to this Contract shall be made or confirmed in writing and sent by overnight courier or facsimile.

C. Change of Address. Either Party may from time to time change its notice address or the persons to be notified by giving the other Party written notice (as provided above) of such new information and the date upon which such change shall become effective.

Article 30.	Notice of Adverse Effect

Contractor shall advise TerreStar as soon as practicable by telephone and confirm in writing any event, circumstance, or development that materially threatens the quality of any the Work or Deliverable Items thereof, or that threatens the Milestone Schedule or Milestone Dates.

Article 31.	Public Release of Information

A. Generally. Either Party intending to disclose publicly, whether through the issuance of news releases, articles, brochures, advertisements, prepared speeches or other information releases, information concerning this Contract or the Work shall obtain the prior written approval of the other Party with respect to the content and timing of such issuance.

B. Exceptions. The obligations set forth in Article 31.A shall not apply to the following:

(1) information that is publicly available from any governmental agency or that is or otherwise becomes publicly available without breach of this Contract;

(2) internal publications or releases which are clearly marked as not intended for the public at large; and

(3) public statements that are required as a matter of law.

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Article 32.	Order of Precedence

Should any conflict arise between any Exhibit hereto and the terms and conditions of this Contract, the terms and conditions of this Contract shall take precedence. Should any conflict arise between the Exhibits, then the order of precedence shall be Exhibit A over Exhibit B, followed by the remaining Exhibits in the order specified in Article 1.A.

Article 33.	Options

Contractor shall provide TerreStar with the options described in Exhibit D.

Article 34.	Limitation of Liability

A. Contractor’s Limitation of Liability. Except for Contractor’s indemnification obligations, breach of its confidentiality obligations, improper or wrongful abandonment of Work and willful misconduct, Contractor’s aggregate liability to TerreStar for any and all claims related to this Contract shall be limited to:

(1)

In respect of claims relating to the Work performed under this Contract (excluding any Work provided under an option exercised pursuant to Article 33 (“Optional Work”)), the greater of (i) [***] of the Purchase Price or (ii) amounts paid or payable for the S-BSS by TerreStar through the Milestone immediately following the date upon which the basis of the claim occurred.

(2)

In respect of claims relating to any Optional Work exercised hereunder, the greater of (i) [***] of the option price or (ii) amounts paid for such services in the [***] prior to the date on which the basis of the claim occurred.

B. TerreStar’s Limitation of Liability. Except for TerreStar’s indemnification obligations, breach of its confidentiality obligations and willful misconduct, TerreStar’s aggregate liability to Contractor for any and all claims related to this Contract shall not exceed the Purchase Price.

C. No Consequentials. IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES RELATING TO THE PERFORMANCE OR NONPERFORMANCE OF THIS CONTRACT OR ANY ACTS OR OMISSIONS ASSOCIATED WITH THIS CONTRACT, WHETHER SUCH CLAIM IS BASED ON BREACH OF WARRANTY, CONTRACT, TORT (INCLUDING NEGLIGENCE OF ANY TYPE AND STRICT LIABILITY), OR STATUTE, OR ANY OTHER LEGAL THEORY.

Article 35.	General

A. Binding Effect. This Contract shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Assignment of this Contract shall not relieve the assigning Party of any of its obligations nor confer upon the assigning Party any rights except as provided in this Contract.

B. Severability. If any provision of this Contract is declared or found to be illegal, unenforceable or void, the Parties shall negotiate in good faith to agree upon a substitute provision that is legal and enforceable and is as nearly as possible consistent with the intentions underlying the original provision.

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If the remainder of this Contract is not materially affected by such declaration or finding and is capable of substantial performance, then the remainder shall be enforced to the extent permitted by law.

C. Waiver of Breach of Contract. A waiver of any provision or any breach of a provision of this Contract shall not be binding upon either Party unless the waiver is in writing, signed by a duly authorized representative of the Party to be bound, as applicable, and such waiver shall not affect the rights of the Party not in breach with respect to any other or future breach. No course of conduct by a Party shall constitute a waiver of any provision or any breach of a provision of this Contract unless a written waiver is executed in accordance with the provisions of this Article 35.C.

D. Amendments. This Contract, including any and all of its Attachments and Exhibits, may not be modified except by written instrument signed by an authorized representative of each Party.

E. Captions. The captions contained herein are for purposes of convenience only and shall not affect the construction of this Contract.

F. Relationships of the Parties. It is expressly understood that Contractor and TerreStar intend by this Contract to establish the relationship of independent contractors only, and do not intend to undertake the relationship of principal and agent or to create a joint venture or partnership or any other relationship, other than that of independent contractors, between them or their respective successors in interests. Neither Contractor nor TerreStar shall have any authority to create or assume, in the name or on behalf of the other Party, any obligation, expressed or implied, or to act or purport to act as the agent or the legally empowered representative of the other Party, for any purpose whatsoever.

G. Construction. This Contract, including all its Attachments and Exhibits have been drafted jointly by the Parties and in the event of any ambiguities in the language hereof, there shall be no inference drawn in favor of or against either Party.

H. Counterparts. This Contract may be signed in any number of counterparts with the same effect as if the signature(s) on each counterpart were upon the same instrument.

I. Survival. Termination or expiration of this Contract for any reason shall not release either Party from any liabilities or obligations set forth in this Contract that (i) the Parties have expressly agreed shall survive any such termination or expiration; or (ii) remain to be performed or by their nature would be intended to be applicable following any such termination or expiration.

J. U.N. Convention on the International Sales of Goods. The U.N. Convention on the International Sales of Goods shall not apply or otherwise have any legal effect with respect to this Contract.

K. No Third-Party Beneficiaries. This Contract is entered into solely between, and may be enforced only by, TerreStar and Contractor and their permitted assigns, and this Contract shall not be deemed to create any rights in third parties or to create any obligations of a Party to any such third parties.

L. Lender Requirements.

(1) External Financing. The Parties recognize this Contract may be financed through external sources designated by TerreStar to act as Financing Entities. Contractor shall provide to any Financing Entity any program information that such Financing Entity reasonably requires (subject to confidentiality agreements governing such program information).

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

(2) Cooperation. Contractor agrees to work cooperatively to negotiate and execute such additional documents as may be reasonably required to implement such financing to the extent such financing or document does not impose any material obligations not otherwise undertaken hereunder, require Contractor or its Affiliates to violate any contractual obligations or covenants it may have with third parties or adversely affect in any material respect Contractor’s interests under this Contract.

M. Alignment of Interests. Contractor agrees that for a period of twelve (12) months following Provisional Acceptance it will reasonably consult with TerreStar prior to taking a regulatory position adverse to any position taken by TerreStar, including with respect to the spectrum assigned and designated for use by TerreStar.

N. Covenant of Good Faith. Each Party agrees that, in respect to dealings with the other Party under or in connection with this Contract, it shall act in good faith.

O. Audit Right.

(1) Subject to compliance with applicable laws (including export control laws) and upon reasonable prior notice, TerreStar and any representative designated by TerreStar shall have access during ordinary business hours to the Work and Contractor’s facilities and other information relevant to the Work and the Contract, as requested by TerreStar, but excluding the Contractor’s costs for components comprising the Purchase Price (except where payment is specified in this Contract to be based on Contractor’s costs, in which case only an independent third party auditor shall be provided such access). All such representatives shall be required to sign a confidentiality agreement with TerreStar wherein they agree to comply with terms consistent with the confidentiality provision included in the Contract.

(2) Contractor grants TerreStar the right to review, examine and/or audit Contractor’s and any of its Subcontractors’ business and financial information relating to the Contract, but excluding Contractor’s costs for components comprising the Purchase Price (except where payment is specified in this Contract to be based on Contractor’s costs, in which case only an independent third party auditor shall be provided such access), as necessary to verify Contractor’s performance hereunder, including manufacturing operations, quality control, production capacity and capability, failure rates, repairs and replacements, and responsiveness and/or costs and expenses of termination, and TerreStar may employ, at TerreStar’s expense, a major accounting firm to conduct any such review, examination or audit. In addition, TerreStar shall retain the right to review, examine and/or audit Contractor using third party independent auditors if (i) Contractor fails to certify to TerreStar in writing that [***] or (ii) TerreStar has reason to believe that Contractor has provided inaccurate information.

Article 36.	Entire Agreement

This Contract, including all Attachments and Exhibits hereto, constitutes the entire agreement between the Parties with respect to the subject matter hereof, and supersedes all prior or contemporaneous correspondence, representations, proposals, negotiations, understandings, or agreements of the Parties, whether oral or written. Once this Contract becomes effective, it shall supersede in its entirety that certain Requirements Study Contract dated February 6, 2007 between the Parties (the “Requirements Study Contract”), relating back to the effective date of the Requirements Study Contract. For the avoidance of doubt, all amounts paid by TerreStar to Contractor under the Requirements Study Contract shall be applied fully against the amounts payable by TerreStar to Contractor pursuant to this Contract. The Parties also hereby acknowledge that there are no collateral contracts between them with respect to

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

the subject matter hereof. This Contract may be signed in counterparts and each original counterpart shall be deemed binding on each Party collectively and individually.

Article 37.	Board Approval

This Contract shall become effective as of EDC only after it has been executed by authorized representatives of both parties and has been approved by the respective Boards of Directors of each Party, to the extent such Board approval is required.

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

IN WITNESS WHEREOF, the Parties hereto have signed this Contract in duplicate.

TERRESTAR NETWORKS INC.		HUGHES NETWORK SYSTEMS, LLC

BY:	/s/ Neil Hazard	BY:	/s/ Grant Barber

Typed Name: Neil Hazard		Typed Name: Grant Barber

Title: Chief Financial Officer		Title: Chief Financial Officer

Date: March 30, 2007		Date: March 30, 2007

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

Attachment 1

Glossary

“Acceptance Testing” includes Provisional Acceptance Testing or Final Acceptance Testing, as the context may require.

“Affiliate” means an entity that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with another entity or beneficially owns or has the power to vote or direct the vote of fifty percent (50%) or more of any class of voting stock (or of any form of voting equity interest in the case of a person that is not a corporation) of such other entity. For purposes of this definition, “control”, including the terms “controlling” or “controlled”, means the power to direct or cause the direction of the management and policies of an entity, directly or indirectly, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

“ATC” has the meaning specified in the Recitals.

“Business Day” means any day other than the following: a Saturday, Sunday and any other day on which national banks are authorized to be closed in New York City, New York.

“Competing Satellite System” means any commercial satellite-based communications network that is reasonably competitive with the TerreStar Network.

“Confidential Information” has the meaning specified in Article 17.A.

“Contract” has the meaning specified in the Preamble.

“Contractor” has the meaning specified in the Preamble.

“Contractor Background IP” has the meaning specified in Article 13.A(1).

“Contractor Program Manager” has the meaning specified in Article 10.E.

“Deliverable Data” has the meaning specified in Article 13.C(1).

“Deliverable Items” has the meaning specified in Article 2.A.

“Disclosing Party” has the meaning specified in Article 17.A.

“Dispute” has the meaning specified in Article 24.

“EDC” has the meaning specified in the Preamble.

“FCC” has the meaning specified in the Recitals.

“Final Acceptance” means successful completion of Operational Verification Testing of Release 2.

“Final Acceptance Testing” means the reviews and tests to be conducted during the Operational Verification Phase for Release 2, including without limitation as part of both the Operational Readiness

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

Review and the Operational Acceptance Review (all as further described in Exhibit A) to determine whether the Deliverable Items associated with Release 2 conform with the Specifications and whether the Work associated with Release 2 otherwise meets the requirements of this Contract.

“Financing Entity” means any entity (other than Contractor, or parties related to Contractor), including without limitation any commercial bank, merchant bank, investment bank, commercial finance organization, corporation, or partnership, which provides long-term or short-term debt financing of any nature to TerreStar for purposes of funding the design, development, construction, procurement, maintenance and/or operation of all or any part of the TerreStar Network (including without limitation the S-BSS).

“Force Majeure Event” has the meaning specified in Article 20.A.

“Foreground IP” has the meaning specified in Article 13.A(2).

“Foreign Person” has the meaning specified in Article 22.C.

“Indemnified Party” has the meaning specified in Article 15.C(1).

“Indemnifying Party” has the meaning specified in Article 15.C(1).

“Intellectual Property” has the meaning specified in Article 13.A(3).

“IP” has the meaning specified in Article 13.A(3).

“IP Claim” has the meaning specified in Article 14.A.

“Key Milestone” shall mean Provisional Acceptance.

“Key Milestone Date” shall mean the scheduled Milestone Date associated with completion and TerreStar’s acceptance of the Key Milestone, as set forth in Exhibit A.

“Key Personnel” has the meaning specified in Article 10.C.

“Late Payment Interest Rate” has the meaning specified in Article 7.H.

“Latent Defect” shall mean a material non-conformance of any of the Work or any Deliverable Item to the applicable Specifications in this Agreement and in Exhibit B that (1) could not have reasonably been discovered during the applicable Warranty Period and (2) repeats itself in a significant way under similar circumstances and thereby adversely affects TerreStar’s business operations.

“LIBOR” means the rate per annum shown, on the third (3rd) London business day preceding the day of commencement of an interest calculation period, on page 3750 of the Dow Jones & Company Telerate screen or any successor page as the composite offered rate for London interbank deposits in an amount approximately equal to the amount on which the interest is to be applied for a three-month period (the “Rate Base”), as shown under the heading “USD” as of 11:00 a.m. (London Time); provided that in the event no such rate is shown, LIBOR shall be the rate per annum (rounded to the nearest 1/100th of one percent) based on the rates at which U.S. dollar deposits approximately equal in principal amount to the Rate Base and for a three-month period are displayed on page “LIBO” of the Reuters Monitor Money

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

Rates Service or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks as of 11:00 a.m. (London time) (it being understood that if at least two such rates appear on such page, the rate will be the arithmetic mean of such displayed rates); provided that in the event fewer than two such rates are displayed, or if no such rate is relevant, LIBOR shall be the rate per annum equal to the rate offered by Credit Suisse, New York Branch, at approximately 11:00 a.m. (London Time) to prime banks in the London interbank market on deposits in U.S. dollars in an amount approximately equal in principal amount to the aggregate principal balance of the Rate Base for a three-month period.

“Losses” has the meaning specified in Article 15.A.

“Major Subcontract” means a subcontract related to the performance of this Contract and valued at Two Million Five Hundred Thousand U.S. dollars (U.S.$2,500,000) or more.

“Milestone” shall mean any milestone event identified in the Milestone Schedule set forth in Exhibit C.

“Milestone Date” shall mean the date upon which a Milestone is scheduled to be completed and accepted by TerreStar, as specified in the Milestone Schedule set forth in Exhibit C.

“Milestone Schedule” has the meaning specified in Article 3.A.

“MTs” has the meaning specified in the Recitals.

“Notice of Election” has the meaning specified in Article 15.C(1).

“Operational Acceptance Review” has the meaning specified in Section 3.2.9 of Exhibit A.

“Operational Readiness Review” has the meaning specified in Section 4.3.1 of Exhibit A.

“Operational Verification Phase” has the meaning specified in Section 3.9 of Exhibit A.

“Preliminary Design Review” (“PDR”) has the meaning specified in Section 3.2.4 of Exhibit A.

“Property Insurance” has the meaning specified in Article 27.A(1)(a).

“Provisional Acceptance” means successful completion of Operational Verification Testing for Release 1.

“Provisional Acceptance Testing” means the reviews and tests to be conducted during the Operational Verification Phase for Release 1, including without limitation as part of both the Operational Readiness Review and the Operational Acceptance Review (all as further described in Exhibit A) to determine whether the Deliverable Items associated with Release 1 conform with the Specifications and whether the Work associated with Release 1 otherwise meets the requirements of this Contract.

“Quality Assurance Program” has the meaning specified in Article 9.Q.

“Release” shall mean any of [***], or all of the foregoing, as the context may require.

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[***]

“Release 1” shall mean the [***].

“Release 2” shall mean the [***].

“Receiving Party” has the meaning specified in Article 17.A(1).

“S-BSS” has the meaning specified in the Recitals.

“Services” has the meaning specified in Article 1.A.

“Software Corrections” has the meaning specified in Article 9.G.

“Software Updates” has the meaning specified in Article 9.G.

“Specifications” shall mean the specifications set forth in Exhibit B, including all referenced documents specified in Exhibit A.

“Statement of Work” or “SOW” shall mean Exhibit A hereto.

“Subcontract” has the meaning specified in Article 11.A.

“Subcontractor” has the meaning specified in Article 11.A.

“Subcontractor Default” has the meaning specified in Article 11.B.

“Technical Verification Phase” has the meaning specified in Section 3.5 of Exhibit A.

“TerreStar” has the meaning specified in the Preamble.

“TerreStar Background IP” has the meaning specified in Article 13.A(4).

“TerreStar Network” has the meaning specified in the Recitals.

“TerreStar Program Manager” has the meaning specified in Article 10.E.

“Viruses” has the meaning specified in Article 9.H.

“Warranty Period” has the meaning specified in Article 9.D.

“Work” has the meaning specified in Article 1.A.

“Works-in-Process” has the meaning specified in Article 12.A.

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem SOW

Exhibit A

TerreStar Satellite Base Station Subsystem

(S-BSS)

Statement of Work

TSN_SAT_2_REQ-Satellite Base Station Subsystem SOW V 1.4

February 6, 2007

Hughes Network Systems, LLC
11717 Exploration Lane
Germantown, Maryland 20876

TerreStar Networks, Inc.
One Discovery Place
12010 Sunset Hills Road, 6th Floor
Reston, Virginia 20190

This document contains data and information proprietary to TerreStar Networks Inc. This data is being furnished pursuant to the provisions of the Contract between TerreStar Networks Inc. and Hughes Network Systems, LLC for the TerreStar Satellite Base Station Subsystem. Hughes Network Systems, LLC and TerreStar Networks Inc. shall have the right to duplicate, use or disclose the data and information to the extent specified in the Contract and herein.

Information included in this Exhibit may contain technical data controlled by the Export Administration Regulations (“EAR”) and/or the International Traffic in Arms Regulations (“ITAR”). This document has not been cleared for export or transfer to a Foreign Person or foreign entity.

Exhibit A	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem SOW

Revision History

Date	Version	Description	Author
1/31/07	1.0	Initial Release	[***]
1/31/07	1.1	Changed KOR/SRR to 45 days after go ahead	[***]
2/2/07	1.2	Added Clarification to Acceptance Criteria	[***]
2/06/07	1.3	Renamed to correct Execution Copy Errors	[***]
2/07/07	1.4	Clarified Acceptance Criteria for the TVR and ORR	[***]

Exhibit A	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem SOW

Table of Contents

Revision History	2
Table of Contents	3
1 Introduction	4
1.1 Purpose and Objective	4
1.2 Scope	4
2 Applicable Specifications	5
3 Requirements	6
3.1 General Requirements	6
3.2 Program Management	7
3.3 System Design and Development	10
3.4 Production and Implementation	13
3.5 Technical and Operational Verification Phase	14
3.6 System Deliverables	15
3.7 Deployment	16
3.8 Technical Verification	16
3.9 Operational Verification	16
3.10 Documentation	17
3.11 Training	25
3.12 Customer Furnished Equipment	25
4 Project Schedule	27
4.1 General	27
4.2 Program Milestones	27
4.3 Operational Verification	30
4.4 Full Revenue Service	31

Figure 3-1 S-BSS Test Objectives	14
Figure 3-2 Contract Deliverable Schedule	18
Figure 3-3 Documentation Specification Tree	24
Figure 4-1 High Level S-BSS Project Schedule	27
Figure 4-2 Technical Meetings	28
Figure 4-3 Integration and Test High Level Schedule	29
Figure 4-4 Operational Verification High Level Schedule	30

Exhibit A	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem SOW

1	Introduction

1.1	Purpose and Objective

This statement of work (SOW) defines the program partnership, tasks, deliverable data, and schedules for the design, development, manufacture, installation, test, integration with the TerreStar Network (TSN) and the ongoing support of the satellite base station subsystem. The SOW defines the design, development, integration, test, deployment, integration with the TSN, and operational verification of three Functionality Releases anticipated for full S-BSS functionality. At Provisional and Final Acceptance an operations and maintenance (O&M) handover shall occur.

1.2	Scope

Contractor shall develop the satellite base station subsystem (S-BSS) within the satellite segment of the TSN. The satellite segment includes the [***]. The development of the [***] functionality releases shall include all tasks necessary to bring the S-BSS into initial revenue service as a part of the TSN and shall progressively add functionality until full S-BSS functionality is attained. These tasks include:

•	S-BSS Operational Concepts Development

•	S-BSS Design, Development, Fabrication, Spare Parts, Implementation, Integration and Test

•	S-BSS Delivery and Technical and Operational Performance Verification

•	Satellite Segment Integration and Test

•	Documentation

•	Training

•	Program Management

The S-BSS interfaces with the Satellite Beam Access Subsystem (SBAS) [***]. It shall include a [***] defined in Exhibit B, TSN_SAT_2_TRD-S-BSS Functional Requirements. The S-BSS interfaces to [***]. The S-BSS shall be composed of two components of equipment located at the satellite gateways in Allan Park, Ontario and North Las Vegas, Nevada and an S-BSS Test Bed located at North Las Vegas, Nevada.

Exhibit A	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem SOW

2	Applicable Specifications

The S-BSS development shall conform to the requirements in the following specifications.

[***]

The following documents are included as reference documents to ensure all components of the satellite segment are designed in a consistent manner where applicable.

[***]

Exhibit A	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem SOW

3	Requirements

3.1	General Requirements

3.1.1	S-BSS Development

The Contractor shall perform all tasks necessary to design, prototype, develop, implement, install, test, and operationally deploy a satellite base station subsystem which meets the requirements set forth in this SOW, the [***], and the other documents that comprise the S-BSS contract. To facilitate a progressive development of S-BSS functionality, the S-BSS project shall be include a succession of [***] functionality releases as defined in Exhibit B, [***]. The definitions contained in the Exhibit B were determined based on the following TerreStar requirements. [***]. The following are the major program milestones:

[***]

[***] shall have an SRR/PDR, CDR, CTS, Technical Verification Test and Operational Verification Test in accordance with sections 3.2 and 3.5 with acceptance of the Release occurring after successful completion of Operational Verification. As stated above, [***] shall include documentation updates for all affected S-BSS documents defined in section 3.10 in accordance with the schedule defined in Figure 3-2 Contract Deliverable Schedule. The dates for the SRR/PDR and CDR shall be determined by mutual consent.

Network capacity for each Operational Verification Test shall be as follows:

Exhibit A	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem SOW

[***]

3.1.2	Operations and Maintenance Handover

The Contractor shall provide the necessary documentation in accordance with section 3.10 and training in accordance with section 3.11 to transition O&M responsibility to TerreStar. The documentation and training shall be provided during the Operational Verification Phase for handover of O&M responsibilities for [***] at [***]. The documentation and training shall be provided during the Operational Verification Phase for handover of O&M responsibilities for [***] Functionality at Final Acceptance.

3.2 Program Management

3.2.1	Program Management Organization

3.2.1.1	Program Manager

The Contractor shall assign a full time program manager who has the responsibility for accomplishment of all the tasks defined in this SOW. This shall include planning, directing, controlling and reporting progress on all program activities from contract award through Operational Acceptance.

The Program Manage shall be supported by an Engineering Manager/Chief System Engineer with responsibility for all technical tasks defined in this SOW.

3.2.1.2	Subcontracts

If the Contractor elects to subcontract portions of the contract, the Contractor shall provide technical and administrative subcontract management sufficient to ensure successful performance of all subcontracts. Successful performance is delivery of the required products on time, with full compliance to the technical specifications. Procurement specifications shall be generated for all subcontracts to assure compliance with the standards and requirements of this contract. The Contractor shall ensure that maintenance and support is provided, either by his own or subcontractor personnel, for the duration of the Operational Verification Phases.

3.2.1.3	Program Communications

The Program Manager shall be the principal interface between the Program and the Contractor’s corporate organization, the Contractor and Subcontractors (if applicable), and between the Contractor and the TerreStar Program Office for all matters relating to the contract. The Program Manager shall also serve as the focal point for the identification and resolution of all problems.

3.2.2	Program Plans

3.2.2.1	Program Management Plan

The Contractor shall prepare and submit a Program Management Plan (PMP) describing the S-BSS Program activities. The plan, at a minimum, shall describe the organizational structure and the contractual and technical lines of communication; define program responsibilities; describe the

Exhibit A	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem SOW

management objectives and priorities and any risk areas; describe the risk management process; personnel and staffing profiles and any plans for using subcontractors; describe all program interfaces, including any subcontractor interfaces; describe the documentation control and configuration management processes; and describe the quality assurance processes.

The Contractor shall submit a Preliminary PMP with the Contractor’s proposal. The Final PMP shall be submitted at the Kick-Off Meeting. The Program Manager shall manage the S-BSS program in accordance with the approved PMP.

3.2.2.2	Program Schedule

The Contractor shall develop and maintain a Master Phasing Schedule and Detailed Program Schedules. The Master Phasing Schedule shall clearly identify all key milestones including all hardware, software, and data deliveries, all customer furnished items and the date required, major technical and programmatic reviews, and all TerreStar milestones that are dependent on S-BSS deliveries. The Detailed Program Schedules shall be used by the contractor to plan all tasks, task dependencies, and critical path. The Detailed Program Schedules shall be updated monthly to reflect program progress and provided to the TerreStar PMO with the monthly status report.

3.2.3	Program Management Reviews, Meetings, and Status Reports

3.2.3.1	Kick-Off Meeting

The Contractor shall conduct a Program Kick-Off Meeting [***] after letter contract go ahead to ensure a mutual understanding on all contractual requirements incorporated into the negotiated contract and the Contractor’s Program Plan. The meeting shall review the total program including contractual, technical, schedule, business conduct and risk and mitigation plans. Business conduct subjects would include topics such as: lines of authority and communication, meeting formats, TerreStar/Contractor Responsibilities, scope change process, etc. The Contractor shall deliver a Kick-Off Meeting data package one week prior to the meeting that includes all the draft, preliminary, and final documents listed in Figure 3-2 Contract Deliverable Schedule.

3.2.3.2	Program Status

The Contractor shall provide TerreStar full visibility into all S-BSS contractual efforts through both formal and informal communications. The formal communications shall be in the form of monthly program reviews, ad hoc meetings to discuss contractual issues, and monthly written reports. The PMP shall specify which metrics will be used to certify milestone completion.

3.2.3.3	Monthly Program Management Reviews

The Contractor shall conduct Monthly Program Management Reviews (PMR) to present a summary of major accomplishments, problems and concerns, and status the Master Phasing Schedule. All technical, schedule and management problem areas shall be identified and discussed with risk and risk mitigation efforts detailed. The schedule review shall include a comparison of the work planned to the work accomplished, an update on staffing status, and a discussion of the activities planned for the next month. The Contractor shall provide summary Project Status Reports at the PMRs. Action items shall be assigned and recorded in an Action Item Log with specific closure dates for each item and a person responsible for resolving the action. All recently closed or on-going action items from previous reviews shall be individually reviewed and discussed. If the Contractor team includes any subcontractors, the monthly reviews shall include a review of the individual subcontractor major accomplishments and problems and concerns, including an update on the schedule progress.

Exhibit A	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem SOW

The PMR shall be held in a face-to-face meeting at least once every three months at a mutually agreed location. Other venues for this meeting can be teleconferences, web meetings, video conferences, etc.

The Contractor shall generate an agenda for each PMR and provide a copy to TerreStar one week prior to the review. The Contractor shall generate minutes of the PMRs, including the current status of the Action Item Log, and deliver a copy to TerreStar within one week after the review.

3.2.3.4	Additional Management Reviews

Additional program management meetings shall be scheduled as required to insure TerreStar is fully apprised of status and risk issues that might impact S-BSS functionality or delivery date.

3.2.4	Technical Reviews, Meetings, and Reports

3.2.4.1	General

The Contractor shall conduct formal reviews to provide TerreStar an assessment of system performance. These reviews shall include a System Requirements Review (SRR), a Preliminary Design Review (PDR), A Critical Design Review (CDR) a Consent-to-Ship Test Review, an Operational Readiness Review, and an Operational Acceptance Review.

3.2.4.2	SRR

The Contractor shall conduct the SRR at a mutually agreed time to [***]. The Contractor shall deliver an SRR Data Package one week prior to the meeting that includes all the draft, preliminary, and final documents listed in Figure 3-2 Contract Deliverable Schedule.

3.2.4.3	PDR

The Contractor shall conduct a PDR at a mutually agreed time. The Contractor shall review the [***]. The Contractor shall deliver a PDR data package two weeks prior to the meeting that includes all the draft, preliminary, and final documents listed in Figure 3-2 Contract Deliverable Schedule.

3.2.4.4	CDR

The Contractor shall conduct a CDR at a mutually agreed time. The Contractor shall present data that [***]. The Contractor shall deliver a CDR data package two weeks prior to the meeting that includes all the draft, preliminary, and final documents listed in Figure 3-2 Contract Deliverable Schedule.

3.2.4.5	Consent to Ship

The Contractor shall conduct a Consent-to-Ship Review to present the results of the system integration and test activities and the status of deployment preparations prior to shipping and installing at the operational sites. Section 4.2.7 defines the documentation required at this review.

3.2.4.6	Meeting Minutes

The Contractor shall provide reports and/or minutes for each of the technical reviews including a listing of action items with specific closure dates for each item. All engineering assumptions and agreements made or reached during the technical meetings shall be documented in the minutes.

3.2.4.7	Additional Meetings

The Contractor or TerreStar may schedule additional meetings to provide a technical interchange on topics requiring a greater level of detail or involvement of technical specialists. An agenda for each technical interchange meeting (TIM) shall be generated and copies distributed to all participants one week prior to the TIM. The Contractor shall prepare minutes of each TIM, including the assigned action item list, and deliver a copy to TerreStar within one week after the TIM.

Exhibit A	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem SOW

3.2.4.8	Readiness Reviews

The Contractor shall conduct Test Readiness Reviews prior to formal tests defined in Section 3.5 of this SOW.

3.3	System Design and Development

The Contractor shall perform the system engineering, software design and development, hardware design and development, and prototyping efforts necessary to ensure that the S-BSS satisfies all of the functional and performance requirements set forth in the S-BSS Procurement Specification.

3.3.1	[***]

3.3.2	Export Compliance Analysis

The Contractor shall perform an analysis of the S-BSS components and shall determine the applicable export compliance regulations (e.g. International Traffic in Arms Regulations (ITAR) or Export Authorization Regulations (EAR). A preliminary assessment shall be made by the Kick-Off Meeting. Final rulings from the appropriate export control authorities shall be received NLT PDR.

3.3.3	System Engineering

The Contractor shall establish a system engineering office within the S-BSS program organization and shall maintain this office throughout the duration of the program. This office shall implement and maintain the System Design Plan submitted with the Contractor’s proposal and approved at the Kick-Off Meeting, and shall ensure that all design activities are conducted in accordance with the provisions of the plan.

The system engineering office shall have the overall responsibility of ensuring that the S-BSS is in full compliance with the functional and performance requirements contained in the System Procurement Specification, and agreed to in the CONOPS, the System Performance Specification, and the ICD.

The Contractors system engineering office shall perform the following specific tasks and others as necessary.

3.3.3.1	System Design

The Contractor shall develop, in accordance with the design plan and the S-BSS Functional specification, an S-BSS concept and top level subsystem design and shall document that design in the System Performance Specification (SPS). The system design functions shall be allocated to hardware, software, and procedures and documented in the Hardware Requirements Document, the Software Requirements Document, and the CONOPS.

3.3.3.2	Common Satellite Air Interface Specification Development

The Contractor shall develop an air interface specification for the [***]. The Contractor shall support TerreStar in the [***].

Exhibit A	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem SOW

3.3.3.3	Interface Control Document

The Contractor shall specify all external and internal interfaces in a Subsystem ICD. This document shall [***].

3.3.3.4	Analysis and Simulation

The design, [***]. The interim results and trade studies shall be presented at the SRR with final results and trade studies at the PDR. The Analysis and Simulation Plan shall be presented and agreed to at the Kick-Off Meeting.

3.3.3.5	Control and Management

The Contractor shall develop an S-BSS control and management system integrated into the Satellite Beam Access Subsystem (SBAS) Control and Management System (CMS) to provide a single integrated control console.

3.3.4	Software Design and Development

3.3.4.1	Software Development Plan

The Contractor shall provide a Software Deployment Plan (SDP) in accordance with paragraph 3.10.1.5 of this SOW. The S/W development shall be managed in accordance with the SDP through delivery of all three functionality releases.

3.3.4.2	Contractor Developed Software

The Contractor shall design, code, integrate, test, deliver, and repair all the software required for subsystem operation and maintenance: including, software installation, S-BSS configuration, monitoring, operation, and maintenance through Operational Acceptance. The Contractor shall specify the software language to be used.

3.3.4.3	Commercial Off-the-Shelf Software Products

If commercial off-the-shelf (COTS) software is used in the design, it shall be products with demonstrable probability for support over the expected life of the S-BSS in accordance with the contract.

3.3.4.4	Software Development

Where Contractor-developed software or Contractor modified commercially available, off-the-shelf software is used as part of the design, the S/W shall be developed or modified in accordance with the Contractor’s approved SDP. The Contractor shall provide all licenses and documentation required for system operation. S/W developed or modified under this contract, including all related documentation and source code, shall be delivered as described in the Contract.

3.3.4.5	Software Design Documentation

The Contractor shall document functional software requirements in the Software Design Specification, validating the traceability of the requirements from the System Performance Specification. The Software Design Specification detail shall be sufficient to ensure a common understanding of the requirements; ensure that requirements are complete, consistent, and testable; and define the inputs and outputs for every function. The software shall be designed, selected or developed to facilitate life-cycle maintenance.

3.3.4.6	Software Test

The Contractor shall generate and use test plans, procedures, and reports to verify that each software configuration item (SWCI) performs in accordance with individual SWCI test specifications and the CI interface requirements. TerreStar shall have the right to observe and monitor the CI tests. Following

Exhibit A	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem SOW

completion of testing, the Contractor shall document the test results, deviations from test procedures, and all software anomalies and submit a report to TerreStar.

The Contractor shall provide all necessary test tools and equipment to support S-BSS integration and test and Technical and Operational Verification.

3.3.5	Hardware Design and Test

3.3.5.1	Hardware Development Plan

The Contractor shall provide a Hardware Development Plan (HDP) in accordance with paragraph 3.10 of this SOW. The H/W development shall be managed in accordance with the HDP through delivery of all three functionality releases of the S-BSS Program.

The hardware for this program shall consist of a combination of existing COTS, modified COTS, modified Contractor equipment, and, if required, newly developed equipment. The Contractor shall use the latest version of COTS hardware components wherever possible, when consistent with the results of analysis, reliability, availability, performance and other technical factors. The HDP shall clearly define which portions of each HWCI are in each of these categories with a justification for each selection.

3.3.5.2	Contractor Developed Hardware

The Contractor shall perform the planning, coordination, and implementation of the tasks required to develop the S-BSS hardware developed tools, engineering aids, simulators, tests aids, etc.

All hardware designed or modified, developed, manufactured, assembled and tested by the Contractor or its Subcontractors shall be in accordance with the requirements of the Program Product Assurance Plan.

The Contractor shall document functional hardware requirements in the Hardware Design Specification, validating the traceability of the requirements from the System Performance Specification. The Hardware Design Specification detail shall be sufficient to ensure a common understanding of the requirements; ensure that requirements are complete, consistent, and testable; and define the inputs and outputs for every function. The hardware shall be designed and selected or developed to facilitate life-cycle maintenance and to permit access to facilitate replacement of components. The Contractor shall provide recommended procedures for maintaining the equipment in the CI and System Maintenance Procedures.

3.3.5.3	Hardware Test

The Contractor shall generate and utilize test plans, procedures, and reports to verify that each hardware configuration item (HWCI) performs in accordance with individual CI test specifications and the interface requirements for each input and output port. TerreStar shall have the right to observe and monitor the CI tests. Following completion of testing, the Contractor shall document the test results, deviations from test procedures, and all hardware anomalies and submit a report to TerreStar.

3.3.6	Prototyping, Demonstrations, and Simulations

3.3.6.1	Analysis and Simulation Plan

The Contractor shall review and analyze all S-BSS requirements, particularly the [***], to determine which development activities require prototyping and/or performance demonstrations and which requirements should be tested using simulation. The results of this review shall be documented in the Analysis and Simulation Plan and presented at the SRR.

3.3.6.2	Simulators

The Contractor shall develop simulator(s) in accordance with the requirements agreed to in the Analysis and Simulation Plan. The simulator(s) shall be used for formal test activities as agreed to in the System

Exhibit A	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem SOW

Integration and Test Plan. The simulators shall be capable of run times that allow for rapid turn around of scenarios that facilitate a thorough engineering analysis and design optimization effort. In addition, TerreStar intends to use the simulator(s) after delivery for troubleshooting, verification of new system upgrades, and traffic loading analysis.

3.3.6.3	Prototyping and Demonstration Documentation

Any prototyping or demonstrations shall be completely defined and documented by the Contractor with copies provided to TerreStar. The results of the prototyping and demonstrations shall be documented in a report and summary data shall be presented at the PDR. TerreStar shall have the right to be present at any S-BSS performance demonstrations or simulations.

3.4	Production and Implementation

3.4.1	Production Process, Quality Assurance, and Configuration Management

The Contractor shall establish a production process and be responsible for the procurement, manufacture, assembly, test and integration of the hardware and software required for the delivery of a complete and operating S-BSS.

All production and implementation of deliverable equipment shall be in accordance with the requirements of the S-BSS Hardware Development Plan, Software Development Plan, the Product Assurance Plan, and the Manufacturing Quality Assurance Plan.

The Contractor shall be responsible for the configuration management of the Contractor controlled baseline and shall maintain configuration management until Final Acceptance.

3.4.2	COTS Hardware and Software

3.4.2.1	COTS Procurement

The Contractor shall be responsible for the procurement of the COTS hardware and software and for the verification of its performance. All COTS components shall be selected to facilitate life-cycle maintenance. The configuration shall permit updates and performance of preventive maintenance on a non-interference basis with operations.

3.4.2.2	COTS Performance Verification

The Contractor shall define the specific verification methods to be used to assure the acceptable performance of all COTS hardware and software items selected to fulfill the S-BSS requirements. For equipment acquired from original equipment manufacturers or other vendors, one or more levels of testing may be performed in the factory according to vendor’s methods which conform to industry standards, or according to approved procedures. Factory demonstrations, post-installation verification testing and other standard evaluation methods to ensure that acquired components operate as specified shall be identified in the System Integration and Test Plan. Vendor-supplied documentation, including user’s guides and operation procedures, shall be validated for accuracy and completeness for S-BSS use prior to final acceptance from the vendor.

3.4.2.3	COTS Post Installation Testing

Following installation in the S-BSS, additional COTS functional and performance tests may be required to ensure that the item has been properly integrated with other satellite segment components and continues to operate as specified. It shall be the Contractor’s responsibility to insure ongoing system operation and performance in accordance with the requirements of the specification.

Exhibit A	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem SOW

3.4.3	S-BSS Integration

The Contractor shall be responsible for the integration of the COTS and all manufactured elements of each CI, including the hardware and software required for system operation, using the System Integration and Test Plan.

3.5	Technical and Operational Verification Phase

The functions and objective performance of each S-BSS Functionality Release shall be verified during a Technical Verification Phase. This phase shall begin with CI integration and test and shall conclude with the Technical Verification Test, [***].

3.5.1	Integration

The Contractor shall perform integration of all hardware and software elements of all CIs comprising the S-BSS Functionality Releases. The Contractor shall perform integration of the S-BSS with all [***]. The integration activities shall be in accordance with the Contractor developed System Integration and Test Plan (STP), and the Product Assurance Plan and shall include TerreStar engineers under the direction of Contractor management. Full access to all System components at all times shall be granted to TerreStar personnel.

3.5.2	Test

3.5.2.1	General

The Contractor shall demonstrate S-BSS Functionality Release performance in a series of formal tests and demonstrations using simulators/emulators, and actual operational components. The formal tests shall be executed using Test Procedures approved by TerreStar and generated in accordance with the STP and the System Integration and Test Plan. The formal tests and demonstrations shall include active TerreStar and QA participation in execution of procedures. The Contractor shall execute the following formal tests: [***]. Each formal test shall be preceded by a Test Readiness Review (TRR) conducted by the Contractor. During the TRR, all aspects of the formal test shall be reviewed and assessed for readiness to start testing including personnel, hardware, software, procedures, and external coordination (i.e. satellite monitoring, external interface support, etc.). A go/no-go assessment is made by TerreStar at the conclusion of the TRR.

3.5.2.2	Test Objectives

Each Formal Test shall accomplish the following:

Figure 3-1 S-BSS Test Objectives

Test	Objective	Entry Criteria	Success Criteria
Consent-to-Ship	[***].	[***]	[***]

Exhibit A	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem SOW

Technical Verification	[	***]	[	***]	[	***]
Operational Acceptance	[	***]	[	***]	[	***]

3.5.2.3	Test Discrepancies

The Contractor shall use his approved Product Assurance Plan processes to document, correct, and regression test system test discrepancies. These discrepancies shall be corrected prior to the start of the next formal test or at a later time approved by TerreStar.

3.5.2.4	Test Reports

The Contractor shall prepare test reports documenting the results of the test activity, including procedures executed, procedure pass/fail status, discrepancies discovered, and data collected. Discrepancies that cause system degradation or indicate a failure to meet performance specifications shall be discussed with system impact defined and correction plans indicated.

3.6	System Deliverables

The Contractor shall deliver the hardware and software required to provide the full capability and service features for each Functionality Release as described in the S-BSS Functional Requirements.

3.6.1	Satellite Base Station

The Contractor shall deliver two components of the S-BSS, one for the satellite gateway in North Las Vegas Nevada and one for the satellite gateway in Allan Park, Ontario. The S-BSS, including all its components, shall satisfy the functional and technical requirements specified in the S-BSS Functional Requirements.

3.6.2	Spares

The Contractor shall deliver sufficient initial spares, as defined in the Spares Provisioning Plan, to operate and maintain the S-BSS in accordance with the S-BSS availability requirements set forth in the TSN_SAT_2_TRD-S-BSS Functional Requirements.

3.6.3	S-BSS Test Bed

The Contractor shall deliver and install at the North Las Vegas operational site an S-BSS Test Bed comprised of a minimal S-BSS configured with sufficient Base Station/channel equipment to fully exercise and test the satellite network, hardware and software upgrades, the air interface, and network configurations in a non-operational environment. The S-BSS Test Bed shall interface to the [***].

Exhibit A	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem SOW

3.6.4	System Simulators and Test Tools

The Contractor shall deliver to TerreStar and install as appropriate the S-BSS System Simulator(s) used in system development, integration and test, and the technical and operational verification phases.

3.7	Deployment

The Contractor shall provide a System Deployment Plan to define how the S-BSS will be deployed for full revenue service. This plan is described in further detail in the Documentation section.

The Contractor shall perform the planning and engineering necessary to install the S-BSS in the two satellite gateway operational facilities at Allan Park Ontario, and North Las Vegas, Nevada, in accordance with TerreStar Engineering and Installation Guidelines (ref Section 2). Required facility modifications will be presented at CDR with all supporting documentation. The Contractor shall provide all S-BSS engineering drawings and other specifications necessary for installation. TerreStar shall provide access to the facilities, as reasonably required by the Contractor, necessary facility modifications, and any required local permits, licenses, etc. A physical audit will be conducted after installation and prior to Technical Verification to ensure all required equipment and documentation is available.

The Contractor’s deployment plan shall [***].

The Contractor shall be responsible for packing, shipment, unpacking, and installation of the S-BSS to the two satellite gateway sites at North Las Vegas, Nevada and Allan Park, Ontario and shall do sufficient integrity testing to ensure the S-BSS is ready for the Technical Verification Phase.

3.8	Technical Verification

The S-BSS Technical Specifications for each Functionality Release and all interfaces with the TerreStar Network Segments shall be verified at each satellite gateway operational facility [***]. This verification shall begin after site installation is complete and a TRR is conducted. Tests shall include [***] shall include verification of critical and relevant technical parameters. If the Contractor elects to perform portions of the Technical Verification Tests without using the in orbit satellite, those test shall be specifically mentioned in the test plan and a strong justification provided.

[***] Test deficiencies shall be documented and resolution plans developed and implemented.

[***]

[***]

3.9	Operational Verification

The readiness of the S-BSS Functionality Releases to enter operational service shall be verified during an Operational Verification Phase. This phase shall begin after the Technical Verification Review and shall

Exhibit A	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem SOW

conclude with the completion of the operational demonstration/User Acceptance Test (UAT) for each Functionality Release. [***]. Each test shall be preceded by a TRR conducted by TerreStar.

[***]

3.10	Documentation

The Contractor shall follow industry standard documentation and data management practices and procedures. Data Management shall encompass developed data and data pertaining to COTS products.

For each Functionality Release, the Contractor shall provide COTS manuals for all delivered COTS hardware and software and shall prepare CI and Subsystem Maintenance Procedures for all developed hardware and software.

Documentation shall be delivered in a format compatible with the latest version of Microsoft Office Professional Edition 2003 or higher and can be transferred electronically. Delivery shall be in accordance with the schedules defined below and shall allow a minimum of four weeks for TerreStar review prior to approval. TerreStar shall approve/disapprove all documentation within four weeks of receipt of final copy. Information contained in each document shall be as proposed by the Contractor. The documents to be delivered for the Kick-Off Meeting shall be delivered for review at a mutually agreed date to allow TerreStar sufficient preparation time for the meeting.

Exhibit A	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem SOW

Figure 3-2 Contract Deliverable Schedule

Deliverable	Proposal	Kick-Off	SRR	PDR	CDR	CTS	Comments
Program Master Phasing Schedule	Prelim	Final
Project Mgmt Plan	Prelim	Final
Product Assurance Plan	Prelim	Final
System Engineering Design Plan	Prelim	Final
Software Development Plan	Prelim	Final
Hardware Development Plan			Prelim	Final
Data Management Plan	Prelim	Final
System Performance Specification	Define Approach	Review Proposal	Prelim	Final
Interface Control Document	Define Approach	Review Proposal	Prelim	Final
CONOPS	Define Approach	Review Proposal	Prelim	Final
Air Interface Specification	Define Approach	Review Proposal	Prelim	[***]
System Integration and Test Plan	Concept provided by TerreStar	Review Concept	Draft	Preliminary	Final
Analysis and Simulation Plan		Prelim	Final
Export Control Analysis		Prelim		Final
Hardware Requirements Document			Prelim	Final
Software Requirements Document			Prelim	Final
Specification Traceability Matrix			Prelim	Final
Hardware Design Specification				Prelim	Final
Software Design Specification				Prelim	Final
System Operator’s Manual					Prelim	Final
System Deployment Plan				Prelim	Final
Manufacturing QA Plan				Prelim	Final

Exhibit A	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem SOW

Deliverable	Proposal	Kick-Off	SRR	PDR	CDR	CTS	Comments
Spares Provisioning Plan				Prelim	Final

Training Plan				Prelim	Final

System Test Procedures					Prelim	Final

CI and System Build Documentation					Prelim	Final

CI and System Maintenance Procedures					Prelim	Final

Test Reports						Final	Also required for Technical Verification and Operational Acceptance

Project Status Reports							Due at each PMR

Maintenance and Support Plan		Prelim			Final

3.10.1	Documentation Descriptions

3.10.1.1	Program Master Phasing Schedule

The Program Master Phasing Schedule shall define the following:

[***]

3.10.1.2	Program Management Plan

The Program Management Plan shall define the structure and management organization used to execute the program (ref. para 3.2.2).

3.10.1.3	Product Assurance Plan

A Product Assurance Plan shall be developed for Hardware Quality Assurance, Data Management and Configuration Management. The Software Quality Assurance and Software Configuration Management processes shall be documented in the Software Development Plan according to normally accepted commercial practice. The Hardware Quality and Configuration Management processes shall use best commercial practices or accepted standards as applicable for the type of hardware being developed. The Product Assurance Plan shall identify all standards used.

Exhibit A	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem SOW

3.10.1.4	System Engineering Design Plan

The Contractor shall provide a System Engineering Design Plan that details the system engineering process to be used during the development. A structured, top-down design process that ensures compliance to the SPS shall be used. At a minimum the process shall consider the following: requirements allocation, establishment and maintenance of design budgets; consideration of TerreStar Network design and Satellite Segment design; analysis and simulation efforts; design oversight of the various system, hardware, and software design activities; design optimization; use of common methodologies, tools, procedures and documentation: proactive coordination and resolution of issues with and among design groups; a coordinated test philosophy; and a responsive specification design process with TerreStar visibility and joint Contractor/TerreStar system specification change approval.

3.10.1.5	Software Development Plan

The Contractor shall provide a Software Development Plan in accordance with normally accepted commercial practice. The plan shall be delivered in final at the Kick-Off Meeting.

3.10.1.6	Hardware Development Plan

Contractor shall provide a Hardware Development Plan that defines the hardware development process to be used for the development of new hardware, the integration of COTS, and the modification of COTS. The plan shall define required documentation, use of engineering notebooks, integration processes, discrepancy reporting, and discrepancy correction.

3.10.1.7	Data Management Plan

The Contractor shall implement a Data Management Plan to manage and control the generation, acquisition and maintenance of technical documents, engineering data, vendor data, manuals, management data and operational support data.

3.10.1.8	Analysis and Simulation Plan

The Contractor shall provide a plan which defines which requirements will be verified by analysis, prototyping, simulation and/or modeling.

3.10.1.9	System Performance Specification

The System Performance Specification shall define the functional performance, interface, logistical, and quality requirements of the S-BSS and shall include a verification matrix to define how and when each requirement in the SPS will be verified (analysis, inspection, test, computer simulation; unit test, subsystem test, etc.).

3.10.1.10	Interface Control Document

The Contractor shall provide an Interface Control Document that describes both physically and functionally all internal and external system interfaces. It shall be compatible with existing satellite segment, IP Network, OSS/BSS, and 3G Core/IMS ICDs. The IP Network and 3G Core/IMS ICDs will be provided by TerreStar as described in section 2.

3.10.1.11	System Operations Concept

The Contractor shall develop a System Operations Concept (CONOPS) that describes the operation of the S-BSS within the satellite segment and its interfaces with the IP Network and User Equipment and allocates functional and performance requirements from the SPS to the operational procedures. The document shall be written in a format provided by the Contractor and should include: a system description

Exhibit A	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem SOW

with functional diagrams, an operations description with data flow diagrams, operation time lines, Human/Machine Interface (HMI), etc. The contractor shall include in the CONOPS likely disaster scenarios with how the S-BSS would allocate frequency and power to the channels and the likely capacity of the satellite segment in each scenario.

3.10.1.12	[***] Specification

The Contractor shall develop a [***] Specification for [***].

The specification shall be in a form compatible with [***].

3.10.1.13	Hardware Requirements Document

The Contractor shall provide a Hardware Requirements Document that allocates functional and performance requirements from the SPS to the system hardware. This document shall be used as the basis for the Hardware Design Specification.

3.10.1.14	Software Requirements Document

The Contractor shall provide a Software Requirements Document that allocates functional and performance requirements from the SPS to the system software. This document shall be used as the basis for the Software Design Specification.

3.10.1.15	System Integration and Test Plan

The Contractor shall provide a System Integration and Test Plan that reasonably conforms with the Test Concept document previously provided to Contractor and that details the test philosophy and test process to be used to accomplish system integration and technical and operational verification. [***].

Examples of tests that shall be included are: [***].

The Test Plan shall define a problem reporting process that contains defined severity levels with Contractor response and resolution times specified.

Exhibit A	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem SOW

3.10.1.16	Specification Traceability Matrix

The Contractor shall generate a matrix showing the flow down of the TerreStar system specifications into the S-BSS subsystem, CIs, and units.

3.10.1.17	Hardware and Software Design Specifications

The Contractor shall provide design specifications for each hardware and software configuration item. The specification shall be written in a format provided by the Contractor and shall include: a configuration item definition, interface definitions, major components, characteristics, design and construction standards, physical and functional characteristic, test requirements, etc.

Exhibit A	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

 LOGO

TerreStar Satellite Base Station Subsystem SOW

3.10.1.18	System Operators Manual

The Contractor shall provide complete documentation on the proper operation and features of the S-BSS suitable for the network operators.

3.10.1.19	System Deployment Plan

The System Deployment Plan (SDP) shall include the Contractor’s plan for S-BSS delivery and installation, facility requirements, field service support after Consent-to-Ship, etc. The plan shall also include depot and field support for software and hardware maintenance, spares provisioning, O&M facility modifications, and TerreStar operator, customer service, engineering and field service training.

3.10.1.20	Manufacturing QA Plan

The Contractor shall provide an equipment manufacturing plan showing the inspections, procedures and other quality functions it will use to assure that the deliverable hardware satisfies the program quality requirements.

3.10.1.21	Spare Provisioning Plan

The Contractor shall provide a plan for recommended spare parts inventory to be maintained by TerreStar to assure continued reliable operations.

3.10.1.22	Training Plan

The Contractor shall develop a plan describing the procedures, materials, media and methodologies it will use to provide training to all subsystem users and operators. Training methods may include, but are not limited to, computer assisted instruction, classroom presentation, supervised on-the-job training, and video tape presentations.

3.10.1.23	System Test Procedures

The Contractor shall develop System Test Procedures to test and validate system performance during the formal test activities.

3.10.1.24	CI and Subsystem Build Documentation

Engineering documentation shall be delivered for all TerreStar funded development. This documentation shall include: design specifications, schematics, wiring diagrams, parts lists, process specifications, assembly instructions, test specifications, quality standards, licenses, or any other documentation needed to technically and legally operate the delivered subsystem. Schematics, wiring diagrams, parts lists and as installed facility drawings shall be provided for each S-BSS location. For S/W developed or modified under this contract, the Contractor shall provide all licenses and documentation required for system operation, including all source code, as described in the Contract.

3.10.1.25	CI and Subsystem Maintenance Procedures

CI and System Maintenance Procedures shall be provided for the S-BSS at each location. These documents shall include: field service manuals, troubleshooting instructions and line replaceable unit

Exhibit A	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem SOW

(LRU) identification, operating procedures, emergency procedures, network management procedures, etc.

3.10.1.26	Test Reports

The Contractor shall deliver a test report at the conclusion of each formal test activity. These reports are described in paragraph 3.5.2.

3.10.1.27	Project Status Reports

Project Status Reports shall be provided at each PMR as described in paragraph 3.2.3.

3.10.1.28	Maintenance and Support Plan

The Contractor shall develop a Maintenance and Support Plan which details the organization and activities necessary to provide operational support for S-BSS throughout the Warranty period.

3.10.2	S-BSS Specification Tree

The diagram below shows the specification and manual relationships.

Figure 3-3 Documentation Specification Tree

[***]

[***]

Exhibit A	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem SOW

3.11	Training

3.11.1	Training Plan

The Contractor shall generate an S-BSS Operations and Maintenance Training Plan. The Contractor shall impart to TerreStar personnel the skills necessary to operate and maintain the S-BSS in an effective and efficient manner and within subsystem performance specifications.

3.11.2	Training Material

The Contractor shall provide O&M training course materials including course description, curricula, class handouts, and training course materials; provide trained and qualified instructors; and conduct the presentation of the training course.

3.11.3	Training Courses

The Contractor shall develop a training course that address safety, security, familiarization with S-BSS equipment, functionality, air interface design, maintenance, installation, and operation. Course shall be developed for specific job areas to achieve proficiency levels consistent with assigned tasks, as well as skills for overall operation of the S-BSS.

3.11.4	Training Methods

Training methods may include, but are not limited to, computer assisted instruction, classroom presentation, supervised on-the-job training, and video tape presentations.

3.11.5	Training Documents

The Contractor shall prepare the following documents: Training Plan, Training Course Materials, Instructor’s Guide, Operations Certification Procedures and Materials.

3.12	Customer Furnished Equipment

Unless clearly stated in the body of the following, dates for deliverables are TBD; the Contractor and TerreStar shall agree dates NLT SRR.

3.12.1	Site Facilities

TerreStar shall be responsible for provisioning the two satellite gateway facilities including the building and associated infrastructure as specified in the System Deployment Plan. The site facilities must be available by [***].

TerreStar shall provide the onsite office space, power, communications, storage, etc for the site installation team.

TerreStar shall provide [***] no later than [***].

TerreStar shall provide connectivity to the CALEA and E911 services.

3.12.2	S-BSS Testing

[***]

Exhibit A	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem SOW

TerreStar shall provide priority access to the satellite beam covering Contractor design facility in Maryland for a minimum period of 10 continuous hours per day on or before [***]. In addition, TerreStar shall provide priority access to all beams 24x7 no later than [***].

TerreStar shall provide the User Equipment (UE) and the necessary UE technical support to be used during the Technical and Operational Verification Phases. The UE must be available by [***].

TerreStar shall provide numbering plans (as required, IP address plans, telephone numbering plans, or others not later than [***].

TerreStar shall provide [***] connectivity as required at the Contractor facility for use during development, test, integration and Consent-to-Ship Testing [***].

TerreStar shall provide a functional [***] simulator at Hughes Lab Facilities by [***], and the operational [***] in the field for field testing by [***].

TerreStar shall provide access to the [***] for Contractor use during development, test, integration, Consent-to-Ship Testing, and Technical and Operational Verification as defined in the System Integration and Test Plan and on a non interference basis with SBN activities.

After S-BSS Acceptance, TerreStar will provide access to the TerreStar Development and Test environments for use during warranty repairs, functionality improvements, integration and test activities, and other development requirements. TerreStar will provide test and development support as mutually agreed.

Exhibit A	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem SOW

4	Project Schedule

4.1	General

The S-BSS project shall be comprised of several functionality releases as described in section 3.1. The Functionality [***] phasing is portrayed below. Key dates are provided in section 3.1. Planning for [***] starts when a letter contract/MOU is issued and concludes 45 days later with a Kick-Off Meeting. As the [***] development progresses and subsystem integration begins, the program enters the [***] Technical Verification Phase. This Phase concludes with the [***] Technical Verification Test and Technical Verification Review and the [***] Operational Verification Phase begins. During this phase the Contractor shall support an operational demonstration/UAT planned and executed by TerreStar. This phase concludes with S-BSS [***] after the successful completion of the operational demonstration/UAT and the Operational Acceptance Review. O&M Handover for [***] occurs at [***] and for [***] at Final Acceptance.

Figure 4-1 High Level S-BSS Project Schedule

[***]

Subsequent Functionality Releases shall follow the high level project phases shown in Figure 4-1 .

4.2	Program Milestones

Program milestones are: Kick-Off Meeting, System Requirements Review, Preliminary Design Review, Critical Design Review, Consent-to-Ship Review, Technical Verification Review, and Operational Acceptance. These are defined below.

4.2.1	Planning and Development

Planning and development shall be conducted according to the Contractor’s Program Management Plan, System Engineering Design Plan, Hardware and Software Development Plans, and the Product Assurance Plans. Suggested efforts are as follows and required milestones are defined.

Joint Activities (TerreStar Lead)

Exhibit A	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem SOW

4.2.2	Kick-Off Meeting

The Kick-Off Meeting purpose, scope and deliverables are defined in paragraph 3.2.3.1.

4.2.3	System Requirements Review

The SRR purpose, scope and deliverables are defined in paragraph 3.2.4.2. Each Functionality Release shall have an SRR.

Figure 4-2 Technical Meetings

[***]

4.2.4	Preliminary Design Review

The PDR purpose, scope and deliverables are defined in paragraph 3.2.4.3. Each Functionality Release shall have a PDR. The PDR for [***] may be combined with the SRR by mutual consent.

4.2.5	Critical Design Review

The CDR purpose, scope and deliverables are defined in paragraph 3.2.4.4. Each Functionality Release shall have a CDR.

4.2.6	Technical Verification

Technical verification shall be conducted according to the Contractor’s Program Management Plan, the System Integration and Test Plan, and the Product Assurance Plan. Suggested efforts are as follows and required milestones are defined. Each Functionality Release shall have a Technical Verification Test.

Exhibit A	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem SOW

Figure 4-3 Integration and Test High Level Schedule

[***]

4.2.7	Consent to Ship Review

4.2.7.1	CTS Purpose

Verify the readiness to ship S-BSS to the operational site and the readiness of the operational sites to accept the S-BSS deliverables.

4.2.7.2	CTS Scope

Review consent-to-ship test results, operational facility preparations, and deployment preparations. Each Functionality Release shall have a CTS Review.

4.2.7.3	CTS Deliverables

Satellite Base Station; initial spares; S-BSS test tools; lien work-off plan; CI and System Maintenance Procedures; System Test Procedures; CI and System Build Documentation; Test Reports.

4.2.8	Technical Verification Review

4.2.8.1	Technical Verification Purpose

There shall be a Technical Verification Review (TVR) for each functionality release to determine: [***].

4.2.8.2	Technical Verification Scope

During the TVRs the Contractor shall present information on the readiness of the S-BSS including: a review of the Technical Verification Test results to validate proper technical performance; a complete report on all open problem reports that summarize the issue, the severity, the resolution plan, and when the problem will be available for integration into the operational system; operations and maintenance procedures; S-BSS spares availability; S-BSS stability and availability; and other technical and operational readiness issues.

4.2.8.3	Technical Verification Deliverables

Test Reports; technically verified S-BSS; problem report work-off plan.

Exhibit A	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem SOW

4.2.8.4	Technical Verification Success Criteria

The data presented at the TVR will be assessed and a determination made on the readiness of the S-BSS to enter the Operational Verification Phase. The following criteria shall be met. An assessment that the S-BSS is ready for Operational Verification must be made to successfully complete the TVR.

[***]

4.3	Operational Verification

Operational verification shall be conducted according to the Contractor’s Program Management Plan, TerreStar System Integration and Test Plan, S-BSS Integration and Test Plan, the Product Assurance Plan, and the jointly developed operational procedures. Suggested efforts are as follows and required milestones are defined. Each Functionality Release shall have an Operational Verification Test.

Figure 4-4 Operational Verification High Level Schedule

[***]

4.3.1	Operational Readiness Review (ORR)

4.3.1.1	Operational Readiness Review Purpose

There shall be an Operational Readiness Review (ORR) for Functionality [***] to determine: if the required functionality and capacity for the release is operating in accordance with the design and requirements.

4.3.1.2	Operational Readiness Review Scope

Review Operational Verification Test results for trouble reports, system stability, operational procedure quality, personnel training, and other pertinent requirements.

During the ORRs the Contractor shall present information on the readiness of the S-BSS including: a review of the S-BSS technical performance during the Operational Verification Test to validate proper technical performance; a complete report on all open problem reports that summarize the issue, the severity, the resolution plan, and when the problem will be available for integration into the operational

Exhibit A	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem SOW

system; operations and maintenance procedures; S-BSS spares availability; S-BSS stability and availability; and other technical and operational readiness issues.

4.3.1.3	Operational Readiness Review Deliverables

Operational procedures and trained personnel. Problem report work-off plan.

4.3.1.4	Operational Readiness Review Success Criteria

The data presented at the ORR will be assessed and a determination made on the readiness of the S-BSS to enter Revenue Service. The following criteria shall be met. [***]

[***]

4.4	Full Revenue Service

[***] Operational Readiness Review shall be held prior to the Start of Revenue Service (ref paragraph 3.1). The Key Milestone, [***], shall be not later than [***].

Exhibit A	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem Functional

Requirements

Exhibit B

Satellite Base Station Subsystem (S-BSS)

Functional Requirements

Version 3.3	February 6, 2007

Hughes Network Systems, LLC

11717 Exploration Lane
Germantown, Maryland 20876

TerreStar Networks, Inc.

One Discovery Place
12010 Sunset Hills Road, 6th Floor
Reston, Virginia 20190

This document contains data and information proprietary to TerreStar Networks Inc. This data is being furnished pursuant to the provisions of the Contract between TerreStar Networks Inc. and Hughes Network Systems, LLC for the TerreStar Satellite Base Station Subsystem. Hughes Network Systems, LLC and TerreStar Networks Inc. shall have the right to duplicate, use or disclose the data and information to the extent specified in the Contract and herein.

Information included in this Exhibit may contain technical data controlled by the Export Administration Regulations (“EAR”) and/or the International Traffic in Arms Regulations (“ITAR”). This document has not been cleared for export or transfer to a Foreign Person or foreign entity.

Exhibit B

TerreStar Satellite Base Station Subsystem Functional

Requirements

Notices:

•	The S-BSS shall comply with stricter of the requirements in Section 1 through12 and Annex 1 of this document.

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem Functional

Requirements

1.0 OVERVIEW	5
1.1 Company Overview	5
1.2 Purpose of This Document	5
1.3 TerreStar System Architecture	5
1.4 S-BSS ARCHITECTURE AND REQUIREMENTS	6
1.5 FREQUENCY ALLOCATION	8
1.5.1 ATC Network Air Interface	8
1.5.2 Satellite Network Air Interface	9
1.5.3 Satellite Network Interference	9
1.6 FCC REQUIREMENTS	10
1.6.1 Out of Channel/Out of Band Emissions	10
1.6.2 ATC Satellite Sharing Requirements	10
1.6.3 ATC Certification	10
1.7 OPERATIONAL REQUIREMENTS	10
2.0 S-BSS INTERFACES	11
3.0 SERVICES & QUALITY of SERVICE MANAGEMENT OPERATIONS	12
3.1 Services	15
3.1.1 VoIP:	15
3.1.2 Emergency Voice Calling:	16
3.1.3 IP Multicast and Push-to-Talk Voice:	16
3.1.4 Data Services:	17
3.1.5 Video Services:	17
3.1.6 Multimedia:	18
3.2 Handoff REQUIREMENTS	18
3.3 Element Management Operations	19
4.0 S-BSS TECHNICAL & PERFORMANCE REQUIREMENTS	21
4.1 Radio Performance Requirements	21
4.1.1 Transmitter	21
4.1.2 Receiver	23
4.2 General Performance Requirements	25
4.2.1 Synchronization	25
4.2.2 Spot Beam Operation	26
4.2.3 Inter-Beam Beam C/I	26
4.3 INTERFACE TECHNICAL PARAMETERS	26
4.3.1 S-BSS to GBBF	26
4.3.2 S-BSS to SGSN (Iu-PS)	27
4.3.3 S-BSS to SGSN (Iu-BC) (P6M)	27
4.3.4 S-BSS Clock Stability	27
4.3.5 VLANs, GigE and Routing (TBR by PDR)	27
4.4 Physical and Environmental Requirements	27
5.0 S-BSS Radio Resource Control Requirements	28
6.0 Prioritization and Pre-emption Support	29
7.0 Power Control	30
8.0 Network Management	30
8.1 Fault Management	31
8.2 Configuration management	31

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem Functional

Requirements

8.3 Performance and Usage Statistics Collection	32
8.4 security and Access Management	32
9.0 Narrow-Band Beam Forming (NBBF) (ICD+o3M, ICD shall be delivered by TSN EDC+2M)	32
10.0 Two-Satellite Diversity	34
11.0 Single Antenna Interference Cancellation (SAIC) (P6M)	34
12.0 MIMO (Alamouti Scheme) (O3M)	34
13.0 Annex 1- GMR-3G Reference and Requirements	35
A. GMR-3G Physical Channels	37
B. Logical Channels	42
14.0 Annex 2 – Schedule of Feature Releases	44

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem Functional

Requirements

1.0	OVERVIEW

1.1	COMPANY OVERVIEW

TerreStar Networks Inc. is a Reston, Virginia-based provider of advanced mobile communications services for the North American market. TerreStar plans to launch an innovative communications system to provide mobile coverage throughout the US and Canada using several classes of devices from a typical handset to vehicle mounted terminals. This seamless, ubiquitous network, based on integrated satellite/ground-based technology, will allow service in even the most hard-to-reach areas, and will finally allow for the interoperable, survivable and critical communications infrastructure that our nation’s first responders need. The TerreStar hybrid network will provide advanced IMS based 3.5/4G communication services for government, enterprise and personal customers. More information is available at http://www.terrestar.com/

1.2	PURPOSE OF THIS DOCUMENT

This document provides the functional requirements for the Satellite Base Station Sub-system (S-BSS) to provide satellite air interface radio connectivity to User Equipments (UEs) and their connectivity to the TerreStar IP networks to provide packet switched IMS based services.

1.3	TERRESTAR SYSTEM ARCHITECTURE

The overall hybrid (Terrestrial and Satellite) radio access network (RAN) architecture is shown in Figure 1-1.

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem Functional

Requirements

[***]

Figure 1-1. TerreStar Hybrid Radio Access Network Architecture

The RAN is composed of two radio subsystems:

•	Satellite BSS ( S-BSS)

•	Terrestrial RAN (ATC-RAN)

[***]

1.4	S-BSS ARCHITECTURE AND REQUIREMENTS

Figure 1-2 shows the system architecture with S-BSS subsystems.

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem Functional

Requirements

[***]

Figure 1-2. S-BSS Segment and Gateways

S-BSS Requirements/Specifications:

[***]

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem Functional

Requirements

[***]

1.5	FREQUENCY ALLOCATION

[***]

1.5.1	ATC Network Air Interface

[***]

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem Functional

Requirements

1.5.2	Satellite Network Air Interface

[***]

[***]

Figure 1-3. Frequency Plan

1.5.3	Satellite Network Interference

[***]

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem Functional

Requirements

[***]

1.6	FCC REQUIREMENTS

The operation of the satellite network elements with regard to RF Spectrum issues are governed by national regulatory rulings. For operation within the US, these rulings are issued by the FCC. For operation within Canada, they are issued by Industry Canada. Both agencies have allowed ATC operation in conjunction with MSS operation. The FCC rules pertaining to operation of the satellite network are contained in 47CFR part 25.

1.6.1	Out of Channel/Out of Band Emissions

The FCC rules contained in 47 CFR 25.202 must be met with respect to out of channel emissions. Specifically, the mean power of emissions shall be attenuated below the mean output power of the transmitter in accordance with the following rules:

1.	In any 4 kHz band, the center frequency of which is removed from the assigned edge of channel/band by more than 50% up to and including 100% of the authorized bandwidth: 25 dBc

2.	In any 4 kHz band, the center frequency of which is removed from the assigned edge of channel/band by more than 100% up to and including 250% of the authorized bandwidth: 35 dBc

3.

In any 4 kHz band, the center frequency of which is removed from the assigned edge of channel/band by more than 250% of the authorized bandwidth: An amount equal to 43 dB plus 10 times the logarithm to the base 10 of the transmitter power in Watts, i.e. 43 + 10 LOG10 [P (W)] dB

1.6.2	ATC Satellite Sharing Requirements

1.	47CFR 25.149 (b) Defines the requirements for ATC and satellite sharing

1.6.3 ATC Certification

47CFR 25.150 (C) (1). Equipment must be certified as set forth in 2.803.

47CFR 25.150 (C) (2). Equipment must comply with RF Safety as outlined in 1.1307(b).

1.7	OPERATIONAL REQUIREMENTS

[***]

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem Functional

Requirements

[***]

2.0	S-BSS INTERFACES

The S-BSS shall interwork with the following interfaces (as shown in Figure 1-2) :

[***]

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem Functional

Requirements

[***]

Figure 2-1. An interface diagram for [***]

[***]

3.0	SERVICES & QUALITY OF SERVICE MANAGEMENT OPERATIONS

[***]

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem Functional

Requirements

[***]

Figure 3-1: End-to-End QoS Model

[***]

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem Functional

Requirements

[***]

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem Functional

Requirements

[***]

3.1	SERVICES

[***]

3.1.1	VoIP:

[***]

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem Functional

Requirements

[***]

3.1.2 Emergency Voice Calling:

[***]

3.1.3 IP Multicast and Push-to-Talk Voice:

[***]

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem Functional

Requirements

[***]

3.1.4	Data Services:

[***]

3.1.5	Video Services:

[***]

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem Functional

Requirements

3.1.6	Multimedia:

[***]

3.2	HANDOFF REQUIREMENTS

The different possible mobility and hand-off scenarios are shown in the figure below:

[***]

Figure 3-2: Hand-off Scenarios

The S-BSS shall support the following [***]:

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem Functional

Requirements

[***]

3.3	ELEMENT MANAGEMENT OPERATIONS

[***]

The element management shall include the following interfaces at the minimum:

[***]

Fault Management Requirements:

[***]

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem Functional

Requirements

[***]

Configuration Management Requirements:

[***]

Performance Management requirements:

[***]

Security Management Requirements:

[***]

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem Functional

Requirements

[***]

4.0	S-BSS TECHNICAL & PERFORMANCE REQUIREMENTS

4.1	RADIO PERFORMANCE REQUIREMENTS

4.1.1	Transmitter

4.1.1.1	Output Spectrum

[***]

4.1.1.2	Number of Beams

[***]

4.1.1.3	Carrier Bandwidth

[***]

4.1.1.4	Carrier Spacing

[***]

4.1.1.5	Number of Carriers Supported Per Beam

[***]

4.1.1.6	Modulation

[***]

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem Functional

Requirements

[***]

4.1.1.7	Transmit Symbol Rates

[***]

4.1.1.8	Transmit Pulse Filter

[***]

4.1.1.9	Transmit Error Vector Magnitude

[***]

4.1.1.10	Transmit Power Control

[***]

4.1.1.11	Frequency Accuracy

[***]

4.1.1.12	Forward Error Correction Coding

[***]

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem Functional

Requirements

4.1.1.13	TDMA Burst and Frame Length

[***]

4.1.1.14	RF Output Spectrum Emissions

4.1.2	Receiver

4.1.2.1	Input Spectrum

[***]

4.1.2.2	Number of Beams

[***]

4.1.2.3	Carrier Bandwidth

[***]

4.1.2.4	Carrier Spacing

[***]

4.1.2.5	Number of Carriers Supported Per Beam

[***]

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem Functional

Requirements

4.1.2.6	Modulation

[***]

4.1.2.7	Receive Symbol Rates

[***]

4.1.2.8	Receiver Matched Filter

[***]

4.1.2.9	Receive Dynamic Range

[***]

4.1.2.10	Frequency Accuracy

[***]

4.1.2.11	Diversity Combining

[***]

4.1.2.12	Forward Error Correction Coding

[***]

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem Functional

Requirements

[***]

4.1.2.13	TDMA Burst and Frame length

[***]

4.1.2.14	Es/No, Eb/No Requirements

[***]

4.1.2.15	Receiver Selectivity

[***]

4.1.2.16	Spurious Emissions

[***]

4.2	GENERAL PERFORMANCE REQUIREMENTS

4.2.1	Synchronization

[***]

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem Functional

Requirements

4.2.2	Spot Beam Operation

[***]

4.2.3	Inter-Beam Beam C/I

[***]

4.3	INTERFACE TECHNICAL PARAMETERS

4.3.1	S-BSS to GBBF

[***]

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem Functional

Requirements

4.3.2	S-BSS to SGSN (Iu-PS)

[***]

4.3.3	S-BSS to SGSN (Iu-BC) (P6M)

[***]

4.3.4	S-BSS Clock Stability

[***]

[***]

4.3.5	VLANs, GigE and Routing (TBR by PDR)

[***]

4.4 PHYSICAL AND ENVIRONMENTAL REQUIREMENTS

•	Size:

[***]

•	Modularity:

[***]

•	. Weight:

[***]

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem Functional

Requirements

•	Power:

[***]

•	Operational Environment:

[***]

•	Storage Environment:

[***]

•	Transportation Environment:

[***]

5.0	S-BSS RADIO RESOURCE CONTROL REQUIREMENTS

[***]

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem Functional

Requirements

[***]

6.0	PRIORITIZATION AND PRE-EMPTION SUPPORT

[***]

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem Functional

Requirements

[***]

7.0	POWER CONTROL

[***]

8.0	NETWORK MANAGEMENT

Network management shall provide the following features within the S-BSS components:

[***]

The S-BSS shall have an [***]

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem Functional

Requirements

8.1	FAULT MANAGEMENT

[***]

8.2	CONFIGURATION MANAGEMENT

[***]

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem Functional

Requirements

8.3	PERFORMANCE AND USAGE STATISTICS COLLECTION

[***]

8.4	SECURITY AND ACCESS MANAGEMENT

1. [***]

9.0	NARROW-BAND BEAM FORMING (NBBF) (ICD+O3M, ICD SHALL BE DELIVERED BY TSN EDC+2M)

[***]

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem Functional

Requirements

[***]

Figure 9-1: NBBF to SBSS dynamic interfaces

[***]

The SBSS shall include the following interfaces

[***]

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem Functional

Requirements

[***]

10.0	TWO-SATELLITE DIVERSITY

The S-BSS design shall provide [***]

[***]

11.0	SINGLE ANTENNA INTERFERENCE CANCELLATION (SAIC) (P6M)

[***]

12.0	MIMO (ALAMOUTI SCHEME) (O3M)

[***]

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem Functional

Requirements

[***]

13.0	ANNEX 1- GMR-3G REFERENCE AND REQUIREMENTS

[***]

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem Functional

Requirements

[***]

Figure A-1. GMR-3G User Plane Protocol Stack

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem Functional

Requirements

[***]

Figure A-2. GMR-3G Control Plane Protocol Stack

Table A-1. GMR-3G Application Specifications

Section	Reference	Requirement
	1	[***]
	2	[***]
	3	[***]
	4	[***]
	5	[***]
	6	[***]
	7	[***]

A.	GMR-3G Physical Channels

[***]

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem Functional

Requirements

[***]

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem Functional

Requirements

Table A-2. Forward Link Modulation, Coding, and Information Rates

Reference	Modulation	Approx. Effective Code Rate	BW (KHz)	Symbol Rate	Approx. Net Payload Bit Rate (Kb/s)	Gross Bit Rate (Kb/s)

1	[***]	[***]	[***]	[***]	[***]	[***]

2	[***]	[***]	[***]	[***]	[***]	[***]

3	[***]	[***]	[***]	[***]	[***]	[***]

4	[***]	[***]	[***]	[***]	[***]	[***]

5	[***]	[***]	[***]	[***]	[***]	[***]

6	[***]	[***]	[***]	[***]	[***]	[***]

7	[***]	[***]	[***]	[***]	[***]	[***]

8	[***]	[***]	[***]	[***]	[***]	[***]

9	[***]	[***]	[***]	[***]	[***]	[***]

10	[***]	[***]	[***]	[***]	[***]	[***]

11	[***]	[***]	[***]	[***]	[***]	[***]

12	[***]	[***]	[***]	[***]	[***]	[***]

13	[***]	[***]	[***]	[***]	[***]	[***]

14	[***]	[***]	[***]	[***]	[***]	[***]

[***]

Table A-3. Return Link Modulation, Coding, and Information Rates

Reference	Modulation	Approx. Effective Code Rate	BW (KHz)	Symbol Rate	Approx. Net Payload Bit Rate (Kb/s)	Gross Bit Rate (Kb/s)

1	[***]	[***]	[***]	[***]	[***]	[***]

2	[***]	[***]	[***]	[***]	[***]	[***]

3	[***]	[***]	[***]	[***]	[***]	[***]

4	[***]	[***]	[***]	[***]	[***]	[***]

5	[***]	[***]	[***]	[***]	[***]	[***]

6	[***]	[***]	[***]	[***]	[***]	[***]

7	[***]	[***]	[***]	[***]	[***]	[***]

8	[***]	[***]	[***]	[***]	[***]	[***]

9	[***]	[***]	[***]	[***]	[***]	[***]

10	[***]	[***]	[***]	[***]	[***]	[***]

11	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.
Page 39f 44

TerreStar Satellite Base Station Subsystem Functional

Requirements

The S-BSS required Es/No and the corresponding error rates are defined in Table A-4. These values represent the AWGN modem performance stand alone without terminal or Gateway Earth Station RF or satellite link impairments.

Table A-4. Return Link Es/No (Modem to Modem)

Reference	Modulation	FEC	Approx Code Rate	Symbol Rate (KS/s)	Required Es/No (dB)	BER/FER

1	[***]	[***]	[***]	[***]	[***]	[***]

2	[***]	[***]	[***]	[***]	[***]	[***]

3	[***]	[***]	[***]	[***]	[***]	[***]

4	[***]	[***]	[***]	[***]	[***]	[***]

5	[***]	[***]	[***]	[***]	[***]	[***]

6	[***]	[***]	[***]	[***]	[***]	[***]

7	[***]	[***]	[***]	[***]	[***]	[***]

8	[***]	[***]	[***]	[***]	[***]	[***]

9	[***]	[***]	[***]	[***]	[***]	[***]

10	[***]	[***]	[***]	[***]	[***]	[***]

11	[***]	[***]	[***]	[***]	[***]	[***]

Table A-5. S-BSS Channel Unit Specifications

Section	Reference	Requirement
	1	[***]
	2	[***]
	3	[***]
	4	[***]
	5	[***]
	6	[***]
	7	[***]
	8	[***]
	9	[***]
	10	[***]

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem Functional

Requirements

Section	Reference	Requirement
	11	[***]
	12	[***]
	13	[***]
	14	[***]
	15	[***]
	16	[***]
	17	[***]

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem Functional

Requirements

18	[***]
19	[***]
20	[***]

B.	Logical Channels

[***]

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem Functional

Requirements

[***]

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Base Station Subsystem Functional

Requirements

14.0	ANNEX 2 – SCHEDULE OF FEATURE RELEASES

Release	Feature

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

Exhibit B	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TERRESTAR SATELLITE BASE STATION SUBSYSTEM PRICE

                    AND PAYMENT MILESTONE SCHEDULE

Exhibit C

TerreStar Satellite Base Station Subsystem

(S-BSS)

Price and Payment Milestone Schedule

Hughes Doc. # H35516, Version 4	February 6, 2007

Hughes Network Systems, LLC 11717 Exploration Lane Germantown, Maryland 20876

TerreStar Networks, Inc. One Discovery Place 12010 Sunset Hills Road, 6th Floor Reston, Virginia 20190

This document contains data and information proprietary to Hughes Network Systems, LLC and TerreStar Networks Inc. This data is being furnished pursuant to the provisions of the Contract between TerreStar Networks Inc. and Hughes Network Systems, LLC for the TerreStar Satellite Base Station Subsystem. Hughes Network Systems, LLC and TerreStar Networks Inc. shall have the right to duplicate, use or disclose the data and information to the extent specified in the Contract.

Exhibit C

TERRESTAR SATELLITE BASE STATION SUBSYSTEM PRICE

                    AND PAYMENT MILESTONE SCHEDULE

Exhibit C

TERRESTAR SATELLITE BASE STATION SUBSYSTEM PRICE

                    AND PAYMENT MILESTONE SCHEDULE

LIST OF TABLES

Exhibit C

TERRESTAR SATELLITE BASE STATION SUBSYSTEM PRICE

                    AND PAYMENT MILESTONE SCHEDULE

1.1	PURPOSE AND SCOPE

This Exhibit covers the Price Schedule and Payment Plan for the work that will be performed by Hughes Network Systems, LLC (the Contractor) for the design, development, fabrication, implementation, integration, delivery, performance verification, and testing of the Satellite Base Station Subsystem (S-BSS).

1.2	DOCUMENT HIERARCHY

Table 2-1. Document Hierarchy

No.	Document	Content

1.	Contract	Terms and Conditions

2.	Exhibit A	Statement of Work

3.	Exhibit B	S-BSS Technical Specification

4.	Exhibit C	Price Schedule

5.	Exhibit D	Options

Exhibit C

TERRESTAR SATELLITE BASE STATION SUBSYSTEM PRICE

                    AND PAYMENT MILESTONE SCHEDULE

2.0 PRICE SCHEDULE

2.1	PRICE SCHEDULE

2.1.1	SBSS Baseline Price

Table 2-1. S-BSS Baseline Price

Item	Description	Price
1	[***]	$ [***]
2	[***]	$ [***]
3	[***]	$ [***]
4	[***]	$ [***]
5	[***]	$ [***]
6	[***]	$ [***]
7	[***]	$ [***]
8	[***]	$ [***]
9	[***]	$ [***]
10	[***]	$ [***]
	TOTAL PURCHASE PRICE	$44,320,199

Exhibit C

TERRESTAR SATELLITE BASE STATION SUBSYSTEM PRICE

                    AND PAYMENT MILESTONE SCHEDULE

[***]

2.1.2	SBSS Options Prices

Table 2-2. [***]

1	[***]	$[***]

2	[***]	$[***]

3	[***]	$[***]

Equipment Installation and Travel Test and Integration

The following options defined as [***]:

Table 2-3. [***]

1	[***]	[***]

2	[***]	[***]

3	[***]	[***]

4	[***]	[***]

Exhibit C

TERRESTAR SATELLITE BASE STATION SUBSYSTEM PRICE

                    AND PAYMENT MILESTONE SCHEDULE

Table 2-3. [***]

5	[***]	[***]
6	[***]	[***]

The following options defined as [***]:

Table 2-4. [***]

1	[***]	[***]
2	[***]	[***]
3	[***]	[***]

Exhibit C

TERRESTAR SATELLITE BASE STATION SUBSYSTEM PRICE

                    AND PAYMENT MILESTONE SCHEDULE

3.0     PAYMENT PLAN

3.1	PAYMENT PLAN

Payment Plan

Number	Payment Milestone	Percentage of Contract Value		Approximate Date

1	[***]	[***]	%	[***]

2	[***]	[***]	%	[***]

3	[***]	[***]	%	[***]

4	[***]	[***]	%	[***]

5	[***]	[***]	%	[***]

6	[***]	[***]	%	[***]

7	[***]	[***]	%	[***]

8	[***]	[***]	%	[***]

	Total	100%

Exhibit C

TERRESTAR SATELLITE BASE STATION SUBSYSTEM

OPTIONS

Exhibit D

TerreStar Satellite Base Station Subsystem

(S-BSS)

Options

Hughes Doc. # H35520	February 6, 2007

Hughes Network Systems, LLC 11717 Exploration Lane Germantown, Maryland 20876

TerreStar Networks, Inc. One Discovery Place 12010 Sunset Hills Road, 6th Floor Reston, Virginia 20190

This document contains data and information proprietary to TerreStar Networks Inc. and Hughes Network Systems, LLC. This data is being furnished pursuant to the provisions of the Contract between TerreStar Networks Inc. and Hughes Network Systems, LLC for the TerreStar Satellite Base Station Subsystem. Hughes Network Systems, LLC and TerreStar Networks Inc. shall have the right to duplicate, use or disclose the data and information to the extent specified in the Contract and herein.

Information included in this Exhibit may contain technical data controlled by the Export Administration Regulations (“EAR”) and/or the International Traffic in Arms Regulations (“ITAR”). This document has not been cleared for export or transfer to a Foreign Person or foreign entity.

Exhibit D

TERRESTAR SATELLITE BASE STATION SUBSYSTEM

OPTIONS

TABLE OF CONTENTS

SECTION	PAGE
1.0 INTRODUCTION	4
1.1 Purpose and scope	4
1.2 Reference documents	4
2.0 OPTIONS	5
2.1 General terms for options	5
2.2 List of Options	5

Exhibit D

TERRESTAR SATELLITE BASE STATION SUBSYSTEM

OPTIONS

LIST OF TABLES

TABLE	PAGE
Table 1-1. Document Hierarchy	4

Exhibit D

TERRESTAR SATELLITE BASE STATION SUBSYSTEM

OPTIONS

1.0     INTRODUCTION

1.1	PURPOSE AND SCOPE

This document is Exhibit D and defines the Options that can be procured by the Customer under the Satellite Base Station System Contract.

1.2	REFERENCE DOCUMENTS

Table 1-1. Document Hierarchy

No.	Document	Content
1.	Contract	Terms and Conditions
2.	Exhibit A	Statement of Work
3.	Exhibit B	S-BSS Technical Specification
4.	Exhibit C	Price Schedule
5.	Exhibit D	Options

Exhibit D

TERRESTAR SATELLITE BASE STATION SUBSYSTEM

OPTIONS

2.0 OPTIONS

2.1	GENERAL TERMS FOR OPTIONS

1.

The Customer may exercise any of the options described in Subsection 2.2 below (the “Options”) at any time before the date specified in the relevant Option. The exercise of the Option shall be effective and irrevocable upon delivery by Customer to Contractor of a written notice referencing such Option and stating that the Customer is exercising that Option. Subject to the foregoing, the Customer may exercise as many of the Options listed in Subsection 2.2 as it may elect.

2.2	LIST OF OPTIONS

1.	Exhibit C, Table 2-2, Item # 1 – [****].

a.	[****].

b.	[****].

c.	[****].

d.	[****].

2.	Exhibit C, Table 2-2, Item # 2 – [****]

a.	[****].

b.	[****].

Exhibit D

TERRESTAR SATELLITE BASE STATION SUBSYSTEM

OPTIONS

c.	[****].

3.	Exhibit C, Table 2-2, Item # 3 - [****]

a.	[****].

b.	[****].

c.	[****].

d.	[****].

e.	[****].

f.	[****].

4.	The following options defined as [****]:

a.	[****]

b.	[****]

c.	[****]

Exhibit D	Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TERRESTAR SATELLITE BASE STATION SUBSYSTEM

OPTIONS

d.	[****]

e.	[****]

f.	[****]

5.	The following options defined as [****]:

a.	[****]

b.	[****]

c.	[****]

Exhibit D
Page 7 of 7